UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 1)

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

STAR MOUNTAIN RESOURCES, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Star Mountain Resources, Inc.

605 W. Knox Rd., Suite 202

Tempe, Arizona 85284

Phone (844) 443-7677

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

This notice and accompanying Information Statement are furnished to the holders of shares of the common stock, par value $0.001 per share (“Common Stock”), of Star Mountain Resources, Inc., a Nevada corporation (“Star Mountain,” “us,” “our” or the “Company”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below.

On December 2, 2015, our board of directors took action by written consent to approve the following actions:

●	Approve an amendment and restatement of our articles of incorporation (the “Restated Articles”) to:

●	Increase the number of shares of common stock from 350,000,000 to 400,000,000;

●	Create two new classes of common stock, namely 10,000,000 shares of Class A Common Stock (voting common stock with 10 votes per share) and 40,000,000 shares of Class B Common Stock (non-voting common stock) (“New Classes of Common Stock”);

●	An amendment to grant the Board of Directors the right to fix the number of our directors to be elected in the manner provided in the bylaws;

●	An amendment to grant the power to the Board of Directors to adopt, amend or repeal our bylaws;

●	An amendment to our current articles of incorporation to include a limitation of liability;

●	An amendment to our current articles of incorporation to include indemnification provisions; and

●	Adoption of the Restated Articles, which makes no material changes to our existing Articles of Incorporation and the Certificates of Designation of Series B and C Preferred Stock, other than incorporating the amendments described in the proposals noted above.

●	Approve adoption of the Restated bylaws (the “Restated Bylaw”) to:

●	Reduce the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%;

●	Reduce the number of stockholder votes required to constitute a quorum for voting at stockholder meetings from a majority to one-third;

●	Permit the number of our directors to be fixed from time to time by the Board;

●	Permit amendment to the bylaws by a majority vote of stockholders or the Board and eliminating the requirement that a vote of two-thirds of our outstanding shares entitled to vote must approve such action; and

●	Adoption of our the Restated Bylaws, which makes no material changes to our existing Bylaws, other than incorporating the amendments described in the proposals noted above and matters permitted under Nevada Revised Statutes (“NRS”).

On December 19, 2015, stockholders holding a majority of our voting power approved the above actions.

Stockholders of record at the close of business on December 19, 2015 are entitled to notice of this stockholder action by written consent. Because this action has been approved by the holders of the required two-thirds of the voting power of our voting stock, no proxies were or are being solicited. The Restated Articles and Restated Bylaws will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. We anticipate that the Restated Articles and Restated Bylaws will become effective on or about ____________, 2016, at such time as the Restated Articles are is filed with the Secretary of State of Nevada.

Attached hereto for your review is an Information Statement relating to the above-described actions. Please read this Information Statement carefully. It describes the essential terms of the actions to be taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

_______________, 2016

On behalf of the Board of Directors,

By:	/s/ Joseph Marchal
Joseph Marchal
Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

STAR MOUNTAIN RESOURCES, INC.

605 W. Knox Rd., Suite 202

Tempe, Arizona 85284

Phone (844) 443-7677

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

[______]

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (this “Information Statement”) will be sent or given on or about [__], 2016, to the stockholders of record, as of December 19, 2015 (the “Record Date”), of Star Mountain Resources, Inc., a Nevada corporation (hereinafter referred to as “we,” “us,” “our,” “Star Mountain” or the “Company”). This Information Statement is being circulated to advise stockholders of actions already approved and taken without a meeting by written consent of the stockholders who hold at least two-thirds of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

INTRODUCTION

Nevada law provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholders’ meeting convened for the specific purpose of such action. Nevada law, however, requires that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any corporate action without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to a company.

On December 19, 2015, our board of directors took action by written consent to approve the following actions:

●	Approve an amendment and restatement of our articles of incorporation (the “Restated Articles”) to:

●	Increase the number of shares of common stock from 350,000,000 to 400,000,000;

●	Create two new classes of common stock, namely 10,000,000 shares of Class A Common Stock (voting common stock with 10 votes per share) and 40,000,000 shares of Class B Common Stock (non-voting common stock) (“New Classes of Common Stock”);

●	An amendment to grant the Board of Directors the right to fix the number of our directors to be elected in the manner provided in the bylaws;

●	An amendment to grant the power to the Board of Directors to adopt, amend or repeal our bylaws;

●	An amendment to our current articles of incorporation to include a limitation of liability;

●	An amendment to our current articles of incorporation to include indemnification provisions; and

●	Adoption of the Restated Articles, which makes no material changes to our existing Articles of Incorporation and the Certificates of Designation of Series B and C Preferred Stock, other than incorporating the amendments described in the proposals noted above.

●	Approve adoption of our Restated bylaws (the “Restated Bylaw”) to:

●	Reduce the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%;

●	Reduce the number of stockholder votes required to constitute a quorum for voting at stockholder meetings from a majority to one-third;

●	Permit the number of our directors to be fixed from time to time by the Board;

●	Permit amendment to the bylaws by a majority vote of stockholders or the Board and eliminating the requirement that a vote of two-thirds of our outstanding shares entitled to vote must approve such action; and

●	Adoption of our Restated Bylaws, which makes no material changes to our existing Bylaws, other than incorporating the amendments described in the proposals noted above and matters permitted under Nevada Revised Statutes (“NRS”).

On December 19, 2015, stockholders holding at 67.94% of our voting power approved the above action (the “Consenting Stockholders”). The consenting stockholders and their respective approximate ownership percentage of our voting stock as of December 19, 2015, which total in the aggregate 67.94% of the voting rights under our current Articles of Incorporation, as amended, were as follows:

Name and Affiliation of Beneficial Holder	Type of Stock	Shares Beneficially Held	No. of Votes	Percent of Total Votes (1)
Joseph Marchal, President, CEO and Chairman of the Board of Directors	Common	6,847,361	6,847,361
	Series C Preferred	500,000	5,000,000
Total Shares/Votes			11,847,361	17.11%

Edward Brogan, Director	Common	5,094,500	5,094,500
	Series C Preferred	1,500,000	15,000,000
Total Shares/Votes			20,094,500	29.02%

Donald Sutherland, Director	Common	1,729,666	1,729,666
	Series C Preferred	400,000	4,000,000
Total Shares/Votes			5,729,666	8.27%

Summit Capital USA, Inc., 5% Stockholder	Common	3,072,784	3,072,784
	Series B Preferred	5,000	500,000
Total Shares/Votes			3,572,784	5.16%

Brendon Bibro, Stockholder	Common	750,000	750,000
	Series C Preferred	250,000	2,500,000
Total Shares/Votes			3,250,000	4.69%

Robert Rooks, Stockholder	Common	550,000	550,000
	Series C Preferred	200,000	2,000,000
Total Shares/Votes			2,550,000	3.68%

Total Votes			47,540,179	67.94%

(1) See Record Date and Voting Securities below.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on the Record Date are entitled to notice of the information disclosed in this Information Statement. As of the Record Date, there were a total of: (i) 37,951,229 shares of common stock held by 89 holders of record, (ii) 5,000 shares of Series B preferred stock held by one holder of record, and (iii) 3,130,000 shares of Series C preferred stock held by nine holders of record. Holders of our common stock are entitled to one vote per share. Each share of Series B preferred stock is entitled to 100 votes on matters on which holders of our voting stock are eligible to vote. Each share of Series C preferred stock is entitled to 10 votes on matters on which holders of our voting stock are eligible to vote. The Series B and the Series C preferred stock shall have a right to vote on all matters presented or submitted to our stockholders for approval, pari passu with holders of our common stock, and not as a separate class.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter described in this Information Statement.

EXPENSES

The costs of preparing, printing and mailing this Information Statement will be borne by the Company.

ACTIONS BY BOARD OF DIRECTORS AND CONSENTING STOCKHOLDERS

Approval of Amendment and Restatement of Articles of Incorporation

General

The Board unanimously adopted and approved and the Consenting Stockholders, with 67.94% of the voting power of our outstanding capital stock, adopted and approved the Restated Articles to:

●	Increase the number of shares of common stock from 350,000,000 to 400,000,000;

●	Create two new classes of common stock, namely 10,000,000 shares of Class A Common Stock (voting common stock with 10 votes per share) and 40,000,000 shares of Class B Common Stock (non-voting common stock) (“New Classes of Common Stock”);

●	An amendment to grant the Board of Directors the right to fix the number of our directors to be elected in the manner provided in the bylaws;

●	An amendment to grant the power to the Board of Directors to adopt, amend or repeal our bylaws;

●	An amendment to our current articles of incorporation to include a limitation of liability;

●	An amendment to our current articles of incorporation to include indemnification provisions; and

●	Adoption of the Restated Articles, which makes no material changes to our existing Articles of Incorporation and the Certificates of Designation of Series B and C Preferred Stock, other than incorporating the amendments described in the proposals noted above.

Comparison of Stockholder Rights Before and After the Adoption of Restated Articles of Incorporation

The rights of our stockholders are governed by the Nevada Revised Statutes (“NRS”), Nevada common law, and our current Articles of Incorporation. Summarized below are the most significant changes in our Articles of Incorporation and the Restated Articles followed by an explanation of the reasons for their adoption. Explanatory notes appear in italicized form in the table below and do not appear in our Restated Articles.

Current Articles of Incorporation	Restated Articles
Authorized Capital

The total number of shares of all classes of stock which the Corporation shall have authority to issue is 400,000,000, consisting of (i) 350,000,000 shares of common stock, par value $0.001 (“Common Stock”), and (ii) 50,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

The aggregate number of shares which the Corporation shall have the authority to issue is 450,000,000 shares, of which 350,000,000 shares shall be Common Stock, par value $.001 per share (the “Common Stock”), 10,000,000 shares shall be Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), 40,000,000 shares shall be Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) and 50,000,000 shares shall be Preferred Stock, par value $.001 per share (the “Preferred Stock”).

See explanation below.

Common Stock

The characteristics of the authorized common stock of the Company are not enumerated in the Articles. Therefore, according to Nevada law, the common stock (i) have equal ratable rights to dividends from funds legally available therefore, when and if declared by the Board of Directors; (ii) are entitled to share in all of the assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and (iv) are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

The powers, preferences, and rights and the qualifications, limitations, and restrictions of the Common Stock, the Class A Common Stock and the Class B Common Stock are as follows:

(a) Voting Rights. Except as otherwise required by the NRS or as provided by or pursuant to the provisions of this Restated Articles of Incorporation:

(i) Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held of record by such holder. The holders of shares of Common Stock shall not have cumulative voting rights.

(ii) Each holder of Class A Common Stock shall be entitled to ten (10) votes for each share of Class A Common Stock held of record by such holder. The holders of shares of Class A Common Stock shall not have cumulative voting rights.

(iii) The holders of Common Stock and Class A Common Stock shall vote together as a single class on all matters on which stockholders are generally entitled to vote.

(iv) The holders of Common Stock and Class A Common Stock shall each be entitled to vote separately as a class only with respect to amendments to this Amended and Restated Articles of Incorporation that increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

(v) The holders of Class B Common Stock shall not be entitled to vote on any matter, except that the holders of Class B Common Stock shall be entitled to vote separately as a class with respect to amendments to this Amended and Restated Articles of Incorporation that increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

(b) Dividends. Subject to any other provisions of this Amended and Restated Articles of Incorporation, as it may be amended from time to time, holders of shares of Common Stock, Class A Common Stock and Class B Common Stock shall be entitled to receive ratably, in proportion to the number of shares held by them, such dividends and other distributions in cash, stock, or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(c) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution, or winding up (either voluntary or involuntary) of the Corporation, after payments to creditors of the Corporation that may at the time be outstanding and subject to the rights of any holders of Preferred Stock that may then be outstanding, the holders of shares of Common Stock, Class A Common Stock and Class B Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution, ratably in proportion to the number of shares held by them.

(d) No Preemptive or Subscription Rights. No holder of shares of Common Stock, Class A Common Stock or Class B Common Stock shall be entitled to preemptive or subscription rights.

See explanation below.

Preferred Stock

The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof if any, may differ from those of any and all other series at any time outstanding.

The Board of Directors is authorized at any time, and from time to time, to provide the for the issuance of shares of Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Preferred Stock or any series thereof. For each series, the Board of Directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

(a) The rate and manner of payment of dividends, if any;

(b) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of liquidation, dissolution or other winding-up of the Corporation;

(d) Sinking fund provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted or exchanged;

(f) Voting rights, if any; and

(g) Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the laws of the State of Florida.

The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Nevada as may be required by law.

Please note: The language has been modified to provide for a more detailed description of examples of some of the possible relative rights and preferences of a series of preferred stock that may be considered by the Board of Directors when establishing a series of preferred stock.

Series B Preferred Stock and Series C Preferred Stock

There are designated 100,000 shares of Series B Preferred Stock (the “Series B Preferred”) Each share of Series B Preferred shall have a par value of $0.001 per share, entitles the holder to 100 votes per share and is convertible into 100 shares of common stock.

There are designated 5,000,000 shares of Series C Preferred Stock (the “Series C Preferred”) Each share of Series C Preferred shall have a par value of $0.001 per share, entitles the holder to 10 votes per share and is convertible into 2 shares of common stock at any time after six months after the date of issuance.

There are designated 100,000 shares of Series B Preferred Stock (the “Series B Preferred”) Each share of Series B Preferred shall have a par value of $0.001 per share, entitles the holder to 100 votes per share and is convertible into 100 shares of common stock.

There are designated 5,000,000 shares of Series C Preferred Stock (the “Series C Preferred”) Each share of Series C Preferred shall have a par value of $0.001 per share, entitles the holder to 10 votes per share and is convertible into 2 shares of common stock at any time after six months after the date of issuance.

Please note There were no changes to previously filed Certificate of Designations, Rights, Preferences and Limitations of Series B Preferred Stock and Series C Preferred Stock, as amended and the designations, rights, preferences and limitations included in the previously filed certificates of designation were included in the Amended and Restated Articles.

Governing Law

All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any Holder (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Maricopa County, Arizona (the “Arizona Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Arizona Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the rights of the Holders), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Arizona Courts, or such Arizona Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

Please note, there were no changes to previously filed Certificate of Designations, Rights, Preferences and Limitations of Series B Preferred Stock and Series C Preferred Stock, as amended and the Governing Law clause included in the designations, rights, preferences and limitations included in the previously filed certificates of designation were included in the Restated Articles. Note, however, the discussion below related to “fee-shifting” in the Section Comparison of Bylaws - Forum Selection; Attorneys Fees as it pertains to the fee-shifting clause in the Restated Articles.

Also, with regard to the waiver of the right to trial by jury included in this clause, if a current or prior stockholder that brings any action relating to or arising out of the Certificate of Designations is unable to demand a trial by jury in such action as result of the waiver in our Amended and Restated Articles, such waiver may dissuade or discourage current or prior stockholders (and their attorneys) from initiating lawsuits or claims against Star Mountain or its directors, officers, employees or affiliates, including claims that that may otherwise be in the best interests of stockholders of Star Mountain as a whole.

Preemptive Rights

No preemptive rights or restrictions on preemptive rights enumerated.

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

Cumulative Voting:

No cumulative voting rights or restrictions on cumulative voting rights enumerated.

At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected. No cumulative voting for directors, however, shall be permitted.

Board of Directors

Although initial director appointed in Articles, no provision regarding the terms governing the board of directors.

The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The manner of election and qualifications shall be provided in the Bylaws of the Corporation. The exact number of directors shall be fixed from time to time by the Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors.

See explanation below.

Power to Adopt, Amend, or Repeal Bylaws

No powers to adopt, amend, or repeal Bylaws are authorized.

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend or repeal the Bylaws.

See explanation below.

Liability

No limitation on personal liability of officers or directors of the corporation due to breaches of fiduciary duties.

A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating NRS 78.138(7), or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If Nevada General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by Nevada General Corporation Law as so amended. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

Please see explanation below.

Indemnification

No indemnification provision.

Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Corporation or who is or was serving at the request of the Corporation in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Corporation and as to whom the Corporation has agreed to grant such indemnity, shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 2. Advances. Costs, charges and expenses (including attorneys’ fees) incurred by a person referred to herein in defending a civil or criminal suit, action or proceeding may be paid (and, in the case of directors and officers of the Corporation, shall be paid) by the Corporation in advance of the final disposition thereof upon receipt of an undertaking to repay all amounts advanced if it is ultimately determined that the person is not entitled to be indemnified by the Corporation as authorized herein, and upon satisfaction of other conditions established from time to time by the Board of Directors or which may be required by current or future legislation (but, with respect to future legislation, only to the extent that it provides conditions less burdensome than those previously provided).

Section 3. Savings Clause. If these provisions or any portion of them are invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation to the fullest extent permitted by all portions of these provisions that has not been invalidated and to the fullest extent permitted by law.

See explanation below.

Reasons for the increase in shares of common stock and creation of Class A and Class B common stock

The Company currently has authorized capital stock of 400,000,000 shares, 350,000,000 shares are designated as Common Stock, with 37,951,229 shares outstanding, 50,000,000 shares of preferred stock of which 100,000 shares are designated as Series B preferred stock with 5,000 shares outstanding and 5,000,000 shares designated as Series C preferred stock with 3,130,000 shares outstanding. The Consenting Stockholders voted in favor of the Restated Articles to increase the authorized shares of Common Stock to 400,000,000 of which 350,000,000 shares will be remain designated as common stock and two additional classes of common will be designated, namely 10,000,000 shares of Class A Common Stock (voting common stock with 10 votes per share) and 40,000,000 shares of Class B Common Stock (non-voting common stock) (“New Classes of Common Stock”), in order to improve our financial flexibility with respect to our capital structure by having additional shares with varying voting rights for future equity financings and acquisitions which we are currently undertaking following our November 2, 2015 acquisitions of Northern Zinc, LLC (“Northern Zinc”) and Balmat Holding Corporation and our plans to operate the Balmat Mine as previously disclosed. The extra shares and alternative voting rights of authorized Common Stock would be available for issuance from time to time as determined by the Board of Directors for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, we have no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Potential Anti-Takeover Effect

The increase in the authorized shares of our Class A Common Stock and Class B Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction resulting in our acquisition by another company). However, the proposed increase in the authorized share count is not in response to any effort by any person or group to accumulate our Class B or Class C Common Stock or to obtain control of us by any means. In addition, the proposal is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Reasons for amendment to grant the Board the right to fix the number of directors to be elected in the manner provided in the bylaws

The current Articles do not include any provisions regarding the terms governing the board of directors and the bylaws as noted below limit the number of directors three and require the approval of two-thirds of the stockholders to increase the number of directors. The Restated Articles would permit the board to fix the number of directors from time to time pursuant to a resolution adopted by a majority of the full board. The limitation in our current Articles and bylaws was created when we were initially formed and a closely held company with relatively few stockholders. As the number of stockholders has increased and the need for the board to maintain the flexibility to vary its size from time to time as circumstances dictate, including our obligation following the acquisition of Northern Zinc which mandated that we appoint two additional directors, the board and the Consenting Shareholders believe it is in our best interests to amend this aspect of our current Articles and bylaws.

Reasons for amendment to grant the power to the Board to adopt, amend or repeal our bylaws

The current Articles do not include any provisions regarding the terms governing the board of directors and the bylaws as noted below require the approval of a majority of outstanding shares to amend the bylaws in general and require approval of two-thirds of the outstanding shares to change the number of directors or changing from a fixed number of directors to a flexible number of directors. The Restated Articles would permit the board to fix the number of directors from time to time pursuant to a resolution adopted by a majority of the full board or by the consent of a majority of the stockholders. The limitation in our current Articles and bylaws was created when we were initially formed and a closely held company with relatively few stockholders. As the number of stockholders has increased and the need for the board to maintain the flexibility to vary its size from time to time as circumstances dictate, including our obligation following the acquisition of Northern Zinc which mandated that we appoint two additional directors, the board and the Consenting Shareholders believe it is in our best interests to amend this aspect of our current Articles and bylaws.

Reasons for amendment to our current articles of incorporation to include a limitation of liability and indemnification provisions

Our Board and the Consenting Stockholders approved these amendments, the principal purpose and intent of which is to give the members of the Board and management reasonable assurance that their personal liability exposure will be limited. The Restated Articles includes new Articles IX and X that contains limitation on personal liability and indemnification provisions for directors, officers and other persons, as permitted by the NRS and often found in charters of Nevada corporations.

The indemnification provisions and limitation of liability in our Restated Articles may discourage Stockholders from bringing a lawsuit against directors for breach of their fiduciary duty. These provisions may also have the effect of reducing the likelihood of derivative litigation against directors and officers, even though such an action, if successful, might otherwise benefit us and our Stockholders. In addition, Stockholders’ investments may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

There is currently no pending material litigation or proceeding involving any of our directors or officers for which indemnification is sought.

The Board believes that the limitation of liability and indemnification is necessary in order for the Company to be able to attract and retain qualified candidates to serve on the Board and as officers and other capacities and therefore is in our best interests and our stockholders.

Reasons for adoption of portions of the Restated Articles which makes no material changes to our existing Articles of Incorporation and the Certificates of Designation of Series B and C Preferred Stock, other than incorporating the amendments described in the proposals noted above.

The Restated Articles will incorporate the amendments discussed above in detail and do not incorporate any other material changes to our current Articles and the Certificates of Designation of Series B and C Preferred Stock. The principal reason for adopting the Restated Articles is to incorporate all amendments into one document.

GENERAL MATTERS RELATED TO THE RESTATED ARTICLES OF INCORPORATION

The Restated Articles was not adopted to deter, any known effort to obtain control of our company and is not being adopted as an anti-takeover measure with respect to any specific transaction. Except with respect to shares currently reserved for issuance and otherwise as set forth in this information statement, we have no arrangements, agreements, or understandings in place at the present time for the issuance of any shares of common stock or the shares of common or preferred stock authorized by the Restated Articles.

The text of the form of Restated Articles, which will be filed with the Nevada Secretary of State is included as Exhibit A to this Information Statement. The text of the form of Restated Articles is, however, subject to amendment to reflect any changes that may be required by the Nevada Secretary of State or that our board of directors may determine to be necessary or advisable ultimately to comply with applicable law and to effectuate the Restated Articles.

The laws of Nevada require that, in order for us to file the Restated Articles, the amendments to our Articles of Incorporation must be approved by the affirmative vote of the holders of a majority of our outstanding shares. The Restated Articles were approved on December 19, 2015 by our board of directors, subject to stockholder approval, and the Written Consent of our Consenting Stockholders was executed on December 19, 2015.

We anticipate that the Restated Articles will be filed in Nevada as soon as possible but in no event sooner than 20 days following the date that this Information Statement is first mailed to our stockholders. Our board of directors reserves the right to delay filing the amendment for up to 12 months following the date of the Written Consent. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to determine not to proceed with filing of the Restated Articles, or any one or more of its components, if, at any time prior to filing the amendment, our board of directors, in its sole discretion, determines that it is no longer in the best interests of our company and our stockholders to do so.

Under Nevada law there are no appraisal rights available to our stockholders in connection with the Restated Articles.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Restated Articles required a majority of our outstanding voting capital stock and with respect to the Restated Articles related to the bylaws, the bylaws required approval of two-thirds of our outstanding voting capital stock. As discussed above, the Consenting Stockholders have consented to the Restated Articles.

Approval of Restated Bylaws

General

The Board unanimously adopted and approved and the Consenting Stockholders, with 67.94% of the voting power of our outstanding capital stock, adopted and approved the Restated Bylaws to:

●	Reduce the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%;

●	Reduce the number of stockholder votes required to constitute a quorum for voting at stockholder meetings from a majority to one-third;

●	Permit the number of our directors to be fixed from time to time by the Board;

●	Permit amendment to the bylaws by a majority vote of stockholders or the Board and eliminating the requirement that a vote of two-thirds of our outstanding shares entitled to vote must approve such action; and

●	Adoption of our Restated Bylaws, which makes no material changes to our existing Bylaws, other than incorporating the amendments described in the proposals noted above and matters permitted under Nevada Revised Statutes (“NRS”).

COMPARISON OF BYLAWS

The Restated Bylaws, which will be our governing Bylaws, will contain the following important provisions, in contrast to our current Bylaws. Explanatory notes appear in italicized form below and do not appear in our Restated Bylaws.

Current Bylaws	Restated Bylaws
Calling of a Special Stockholders Meeting

Stockholders of not less than 25% of all the votes entitled to vote at the meeting, the Board, the Chairman of the Board, and the President each have the right to call a special meeting of the stockholders by submitting a written demand to the Company.

Subject to the rights of Preferred Stockholders, stockholders of not less than 15% of all the votes entitled to vote at the meeting, the Board, the Chairman of the Board, Chief Executive Officer, and the President each have the right to call a special meeting of the stockholders by submitting a written demand to the Company.

See explanation below.

Quorum
A majority of the votes outstanding on a matter by the stockholders constitutes a quorum.	One-third of the votes entitled to be cast on a matter by the stockholders will constitute a quorum. See explanation below.
Action Without a Meeting

Action by stockholders may be taken without a meeting through a written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Action by stockholders may be taken without a meeting by written consent signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Board Composition
The Board shall consist of three (3) directors until changed by amendment of the Articles or by a bylaw duly adopted by approval of the outstanding shares.

Except as may be fixed pursuant to Article 3 of the Articles relating to the rights of the holders of any series of Preferred Stock, the number of the directors of the Corporation shall be fixed from time to time by the Board.

See explanation below.

Removal of Directors
No express director removal provision in bylaws.

Directors may be removed by the stockholders entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director;

Please note: The above reflects the requirements of Nevada Revised Statute 78.335 regarding removal of directors.

Vacancy on Board

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies. Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote.

Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board resulting from death, resignation, disqualification or removal from office shall only be filled by the Board, and not by the Stockholders, by the affirmative vote of a majority of the remaining directors then in office or by a sole remaining director, even though less than a quorum of the Board, and newly created directorships resulting from any increase in the number of directors shall only be filled by the Board in the manner described above. Any director elected in accordance with the preceding sentence shall hold office until the next annual meeting of Stockholders and until such director’s successor shall have been elected and qualified.

Please note: The remaining directors rather than the stockholders may fill a Board vacancy.

Issuance of Shares
No provision providing for issuance of shares.	Shares of the Company can only be issued by the Board or by a designated committee of the Board.
Restriction on Transfer
No provision providing for restriction on transfer.

All shares are subject to transfer restrictions, unless the Company has obtained an opinion of counsel acceptable to the Company that confirms transfer restrictions are not required under applicable securities laws.

Transfer of Shares
No provision providing for transfer of shares.	The Company must authorize all transfers made by a stockholder and record on the stock transfer books of the Company.
Lost or Destroyed Certificates
No provision regarding lost or destroyed certificates.	A new certificate may be issued upon such terms and indemnity to the Company as the Board may prescribe.
Books and Records
No provision regarding books and records.

The corporation shall:(1) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation; (2) Maintain appropriate accounting records; (3) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation; (4) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time; and (5) Keep a copy of the following records at its principal office: (a) the Articles of Incorporation and all amendments thereto as currently in effect; (b) these Bylaws and all amendments thereto as currently in effect; (c) the minutes of all meetings of stockholders and records of all action taken by stockholders; (d) without a meeting, for the past three years; (e) the corporation’s financial statements for the past three years; (f) all written communications to stockholders generally within the past three years; (g) a list of the names and business addresses of the current Directors and officers; and (h) the most recent annual report delivered to the Nevada Secretary of State.

Please note: the above lists the records and manner of storage of records to ensure proper corporate records are maintained and archived.

Director and Officer Indemnification

Subject to the limitations of law, if any, the corporation shall have the Power to indemnify any director, officer, employee and agent of the corporation who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of to procure a judgment in its favor) against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, provided that the Board shall find that the director, officer, employee or agent acted in good faith and in a manner which such person reasonably believed in the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe the conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere shall not, of itself create a presumption that such person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the corporation or that such person had reasonable cause to believe such person’s conduct was unlawful.

Subject to the limitations of law, if any, the Corporation shall have the power to indemnify any director, officer, employee and agent of the corporation who was or is threatened to be made a party to any threatened, pending or completed legal action by or in the right of the Corporation to procure a judgment in its favor, against expenses actually and reasonable incurred by such person in connection with the defense or settlement, if the Board of Directors determine that such person acted in good faith, in a manner such person believed to be in the best interests of the Corporation and with such care, including reasonable inquiry, as an ordinarily, prudent person would use under similar circumstances.

Subject to Section 3 and Section 10 of Article VI, the Corporation shall, to the fullest extent permitted by the NRS and applicable Nevada law as in effect at any time, indemnify any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly-owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Subject to Section 3 and Section 10 of Article VI, the Corporation shall indemnify any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly-owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Courts in the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Nevada or such other court shall deem proper.

See explanation below.

Amendment to Bylaws

These bylaws may be altered, amended or repealed either by approval of a majority of the outstanding shares entitled to vote or by the approval of the Board; provided however that after the issuance of shares, a bylaw specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a flexible Board or vice versa may only be adopted by the approval by an affirmative vote of not less than two-thirds of the corporation’s issued and outstanding shares entitled to vote.

Unless a higher percentage is required by the Articles, these By-laws may be altered, amended or repealed, in whole or in part, or new by-laws may be adopted by: (i) the affirmative vote of the holders of not less than a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation, voting together as a single class, or (ii) by a majority of the Whole Board.

See explanation below.

Forum Selection; Attorneys Fees
No provision regarding forum selection and attorneys fees.

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

If any action is brought by any party against another party, relating to or arising out of these Bylaws, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Bylaws, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the Corporation and any other parties asserting a claim as set forth in the initial paragraph of this section, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

See explanation below.

Reasons for amendment to reduce the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%

Our board of directors has approved a resolution, subject to stockholder approval, amending and restating our bylaws in order to reduce the number of stockholder votes required to call a special meeting of the stockholders from 25% to 15%.

Purpose and Effect of the Proposed Amendment

Reducing the number of votes required to call a special meeting of the stockholders allows for greater ease for minority shareholders to call for a special stockholders meeting. Given that our shares are more widely held and the number of minority shareholders is expected to grow, this change is expected to enhance minority stockholder rights.

Anti-Takeover Effects of a Decrease in Stockholder Meeting Quorum Requirement

We do not believe that the proposed amendment will have any anti-takeover effects, rather we believe that it will enhance minority stockholder participation in matters that require their approval enabling them to have greater influence to consider a proposed transaction in a manner that best serves the overall interests of our stockholders. Also, we have not proposed the decrease in votes required to call a special meeting as part of a plan by management to adopt a series of anti-takeover amendments and we do not presently intend to propose any anti-takeover measures in future proxy solicitations. Our board believes that the benefit of decreasing the votes required to call a special meeting outweighs any disadvantages.

Reasons for amendment to reduce the number of stockholder votes required to constitute a quorum for voting at stockholder meetings from a majority to one-third

Our board of directors has approved a resolution, subject to stockholder approval, amending and restating our Bylaws in order to decrease the quorum requirement for meetings of our stockholders to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at stockholder meetings.

Our Bylaws currently provide that the requisite quorum for stockholder meetings is a majority of our issued and outstanding shares entitled to vote, whether represented in person or by proxy at the meeting. The quorum requirement for stockholder meetings would change with respect to future stockholder meetings to one-third (1/3) of the voting power of our issued and outstanding shares entitled to vote, whether represented in person or by proxy.

Purpose and Effect of the Proposed Amendment

NRS 78.320 permits us to specify the number of shares that constitutes a quorum for the transaction of any business and there is no minimum requirement. Consistent with Nevada law, Article II, Section 5 of our current Bylaws provides that, at all meetings of stockholders, the presence of the holders of not less than a majority of the outstanding shares of capital stock entitled to vote shall constitute a quorum for the transaction of business. However, given that our shares are more widely held and the number is expected to grow, it will become increasingly difficult to attract a sufficient number of stockholders to reach the required threshold to establish a quorum. The board believes it to be in the best interests of our company to amend Article II, Section 5 of our Bylaws so that the presence of the holders of not less than one-third (1/3) of the outstanding shares of stock entitled to vote shall constitute a quorum. This change will make it easier and less costly and time consuming for us to obtain stockholder approval and for a minority of stockholders to propose and pass proposals.

Anti-Takeover Effects of a Decrease in Stockholder Meeting Quorum Requirement

We do not believe that the proposed amendment will have any anti-takeover effects, rather we believe that it will enhance minority stockholder participation in matters that require their approval enabling them to have greater influence to consider a proposed transaction in a manner that best serves the overall interests of our stockholders. Also, we have not proposed the decrease in stockholder meeting quorum requirement as part of a plan by management to adopt a series of anti-takeover amendments and we do not presently intend to propose any anti-takeover measures in future proxy solicitations. Our board believes that the benefit of decreasing the quorum requirement to one-third of the voting power outweighs any disadvantages.

Reasons for amendment to permit the number of our directors to be fixed from time to time by the Board and amendment to permit amendment to the bylaws by a majority vote of stockholders or the Board and eliminating the requirement that a vote of two-thirds of our outstanding shares entitled to vote must approve such action

Our bylaws provide that our board shall consist of three directors until changed by amendment to the articles of incorporation or an amendment to the bylaws approved by the vote of not less than two-thirds of the outstanding shares entitled to vote and that vacancies may only be filled by consent of a majority vote of outstanding shares entitled to vote. Accordingly, to amend our bylaws to increase the number of authorized board members to be fixed from time to time by the Board and to permit the majority vote of the board of directors to fill vacancies, holders of not less than two-thirds of the outstanding shares entitled to vote must approve the amendment.

Reason for the Amendment

On November 2, 2015 we completed the acquisitions of Northern Zinc, LLC (“Northern Zinc”) pursuant to an October 13, 2015 purchase agreement (the “Northern Zinc Purchase Agreement”) we entered into among us, Northern Zinc and its sole member Aviano Financial Group, LLC (“Aviano”). Under that agreement we agreed to permit Aviano to appoint two members to our board of directors for a period of three years after closing. In order to add the directors to be appointed by Aviano we have to amend our bylaws to provide that our number of directors will be at least 5 rather than the current 3. Once we have amended our bylaws to allow the board to fix the number of directors the size of our board of directors will be increased and the two board members to be designated by Aviano can fill the vacancy created by the new board seats. Donald Taylor and Bernard Guarnera will be offered positions as members of our board to fulfill our obligations under the Northern Zinc Purchase Agreement. Furthermore, this change will make it easier and less costly and time consuming for us to appoint new directors to fill vacancies.

Anti-Takeover Effects of a Decrease in Stockholder Meeting Quorum Requirement

We do not believe that the proposed amendment will have any anti-takeover effects, rather we believe that it will enhance corporate efficiencies in appointing new directors. Also, we have not proposed these changes as part of a plan by management to adopt a series of anti-takeover amendments and we do not presently intend to propose any anti-takeover measures in future proxy solicitations. Our board believes that the benefit of having the flexibility to determine its size and fill vacancies outweighs any disadvantages.

Reasons for amendment to include forum selection and attorneys fees provisions

Our board of directors has approved a resolution, subject to stockholder approval, amending and restating our Bylaws in order to include a forum selection clause whereby any derivative action or proceeding brought on behalf of Star Mountain, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of Star Mountain to Star Mountain or Star Mountain’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Furthermore, If any action is brought by any party against another party, relating to or arising out of the bylaws, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action.

Our Bylaws currently do not include these provisions.

Purpose and Effect of the Proposed Amendment

The portion of this amendment to the bylaws and the Restated Articles entitling the prevailing party to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action is commonly known as “fee-shifting.” This fee-shifting provision is not limited to specific types of actions nor to specific persons who are obligated to pay, or entitled to recover, fees or expenses under the bylaw or the Amended Articles. We intend for the fee-shifting provisions to be interpreted and applied in all respects in the broadest manner permitted by law. Fee shifting provisions in bylaws and articles of incorporation are relatively new and untested. The case law and potential legislative action on fee-shifting bylaws and articles of incorporation are evolving and there exists considerable uncertainty regarding the validity of, and potential judicial and legislative responses to, such provisions. For example, it is unclear whether Star Mountain’s ability to invoke these fee-shifting provisions in connection with claims under the federal securities laws would be pre-empted by federal law. Similarly, it is unclear how courts might apply the standard that a party must obtain a judgment that substantially achieves, in substance and amount, the full remedy sought. The application of these fee-shifting provisions will depend in part on future developments of the law. There can be no assurance that Star Mountain will or will not invoke the fee-shifting provisions in any particular dispute, including any claims under federal securities laws.

If a current or prior stockholder that brings any claim is unable to obtain the required judgment, the attorneys’ fees and other litigation expenses that might be shifted to a claiming party are potentially significant. These fee-shifting provisions, therefore, may dissuade or discourage current or prior stockholders (and their attorneys) from initiating lawsuits or claims against Star Mountain or its directors, officers, employees or affiliates, including claims that that may otherwise be in the best interests of stockholders of Star Mountain as a whole.  In addition, it may impact the fees, contingency or otherwise, required by potential plaintiffs’ attorneys to represent Star Mountain’s stockholders or otherwise discourage plaintiffs’ attorneys from representing Star Mountain’s stockholders at all. As a result, these fee-shifting provisions may limit the ability of stockholders to affect the management and direction of Star Mountain, particularly through litigation or the threat of litigation.

GENERAL MATTERS RELATED TO THE RESTATED ARTICLES OF INCORPORATION

The Restated Bylaws were not adopted to deter, any known effort to obtain control of our company and is not being adopted as an anti-takeover measure with respect to any specific transaction.

Under Nevada law there are no appraisal rights available to our stockholders in connection with the Restated Bylaws.

Vote Required

The Current Bylaws may be amended upon approval of a majority of the outstanding shares entitled to vote or by the approval of the Board; provided however the amendment to the Current Bylaws specifying or changing a fixed number of directors or the maximum or minimum number or changing from a fixed to a flexible board may only be adopted by the approval by an affirmative vote of not less than two-thirds of our issued and outstanding shares entitled to vote. As discussed above, the Consenting Stockholders have consented to the Restated Bylaws.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us, as of December 19, 2015, relating to the beneficial ownership of shares of common stock by:

●	each person who is known by us to be the beneficial owner of more than 5% of the Company’s outstanding common stock;

●	each director;

●	each executive officer; and

●	all executive officers and directors as a group.

Under securities laws, a person is considered to be the beneficial owner of securities owned by him (or certain persons whose ownership is attributed to him) or securities that can be acquired by him within 60 days, including upon the exercise of options, warrants or convertible securities. The Company determines a beneficial owner’s percentage ownership by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable within 60 days, have been exercised or converted.

The Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock and preferred stock shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Star Mountain Resources, Inc., 605 W. Knox Rd., Suite 202, Tempe, Arizona 85284.

Series C Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Joseph Marchal, Chief Executive Officer, Chairman and Director(3)	500,000	25.0%
Mark Osterberg, President and Chief Operating Officer	-	-
Wayne Rich, Chief Financial Officer	-	-
Donna S. Moore, Controller and Chief Accounting Officer	-	-
Edward Brogan, Director(2)	1,500,000	75.0%
Douglas MacLellan, Director	-	-
Donald Sutherland, Director(3)	-	-
Total Held by Officers and Directors of Each Class (7 persons):	2,000,000	100.0

(1) Calculated on the basis of 3,130,000 issued and outstanding shares of Series C Preferred Stock as of December 19, 2015. Holders of our Series C Preferred stock are entitled to 10 votes per share.

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Joseph Marchal, Chief Executive Officer, Chairman and Director(2)	13,841,861	19.4%
Mark Osterberg, President and Chief Operating Officer	100,000	*
Wayne Rich, Chief Financial Officer(3)	-	-
Donna S. Moore, Controller and Chief Accounting Officer	250,000	*
Edward Brogan, Director(4)	24,194,500	33.0%
Douglas MacLellan, Director	175,000	*
Donald Sutherland, Director(5)	5,729,666	8.3%
Total Held by Officers and Directors of Each Class (7 persons):	44,291,027	42.0%

Five Percent Shareholders
Aviano Financial Group, LLC(6)	10,000,000	14.4%
Gregg C.E. Johnson (7)	4,068,652	5.9%

* less than 1%.

(1) Includes, where applicable, shares of common stock issuable upon the exercise of warrants and conversion of debt held by such person that may be exercised within 60 days after December 19, 2015. Also gives effect to the Series C Preferred Stock (see preceding table). Unless otherwise indicated, we believe that all persons named in the table above have sole voting power and/or investment power with respect to all shares of common stock beneficially, warrants and convertible debt owned by them.

(2) The number of shares beneficially owned by Mr. Marchal includes 6,847,361 shares of common stock presently outstanding and owned directly by Mr. Marchal, 1,419,500 shares of common stock issuable upon exercise of warrants exercisable at prices ranging from $0.75to $2.00 per share which expire in 2017 and 2018, 575,000 shares of common stock issuable upon conversion of convertible debt due October 31, 2016 at a conversion price of $1.00 per share and 5,000,000 votes by virtue of his ownership of 500,000 shares of Series C Preferred stock that have 10 votes per share.

(3) The number of shares beneficially owned by Mr. Rich excludes 10,000,000 shares owned by Aviano Financial Group, LLC (“Aviano”) in which Mr. Rich owns a non-controlling interest. Mr. Rich disclaims beneficial ownership of our common stock owned by Aviano except to the extent of his pecuniary interest in this entity.

(4) The number of shares beneficially owned by Mr. Brogan includes 5,094,500 shares of common stock presently outstanding and owned directly by Mr. Marchal, 3,800,000 shares of common stock issuable upon exercise of warrants exercisable at prices ranging from $0.75 to $2.00 per share which expire in 2017 and 2018, 300,000 shares of common stock issuable upon conversion of convertible debt due October 31, 2016 at a conversion price of $1.00 per share and 15,000,000 votes by virtue of his ownership of 1,500,000 shares of Series C Preferred stock that have 10 votes per share.

(5) The number of shares beneficially owned by Mr. Sutherland includes 1,729,666 shares of common stock presently outstanding and owned directly by Mr. Sutherland and voting rights to 4,000,000 votes by virtue of his ownership of 400,000 shares of Series C Preferred stock that have 10 votes per share.

(6) Aviano’s address is 1801 Broadway Street, Suite 800, Denver, Colorado 80202.

(7) The number of shares beneficially owned by Mr. Johnson includes 495,868 shares of common stock presently outstanding and owned directly by Mr. Johnson, 3,072,784 shares of common stock presently outstanding and owned by Summit Capital USA, Inc. (“Summit Capital”) and voting rights to 500,000 votes by virtue of his ownership of 5,000 shares of Series B Preferred stock that have 100 votes per share as Mr. Johnson owns, directly or indirectly, a 75% interest in Summit Capital and has voting and dispositive control over the securities held by Summit Capital. Mr. Johnson disclaims beneficial ownership of our common stock owned by Summit Capital except to the extent of his pecuniary interest in this entity.

ADDITIONAL INFORMATION

Where You May Find Additional Information

We file annual, quarterly and current reports with the Securities and Exchange Commission (the “SEC”). Our filings with the SEC are available to the public on the SEC’s website at www.sec.gov. You may also read and copy, at SEC prescribed rates, any document we file with the SEC at the SEC’s Public Reference Room located at 100 F Street, NE., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 to obtain information on the operation of the Public Reference Room. You may also request a copy of these filings, at no cost, by writing to us at 605 W. Knox Rd., Suite 202, Tempe, Arizona 85284 or by telephoning us at (844) 443-7677.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for information statements with respect to two or more securityholders sharing the same address by delivering a single information statement addressed to those securityholders. This process, which is commonly referred to as “householding” provides potentially extra convenience for stockholders and cost savings for companies.

For this Information Statement, a number of brokers with account holders who are stockholders of ours will be householding our Information Statement and the documents incorporated by reference that we are furnishing with the Information Statement. A single Information Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or from our company that either of them will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent.

If at any time, you no longer wish to participate in householding and would prefer to receive a separate Information Statement, or if you currently receive multiple copies of the Information Statement at your address and would like to request householding of our communications, please notify your broker if your shares are not held directly in your name. If you own your shares directly rather than through a brokerage account, you should contact us in writing at 605 W. Knox Rd., Suite 202, Tempe, Arizona 85284 or by telephoning us at (844) 443-7677.

MISCELLANEOUS

Additional copies of this Information Statement may be obtained at no charge by writing to us at 605 W. Knox Rd., Suite 202, Tempe, Arizona 85284.

NO ADDITIONAL ACTION IS REQUIRED BY OUR STOCKHOLDERS IN CONNECTION WITH THESE ACTIONS. HOWEVER, SECTION 14C OF THE EXCHANGE ACT REQUIRES THE MAILING TO OUR STOCKHOLDERS OF THE INFORMATION SET FORTH IN THIS INFORMATION STATEMENT AT LEAST 20 DAYS PRIOR TO THE EARLIEST DATE ON WHICH THE CORPORATE ACTION MAY BE TAKEN.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Joseph Marchal
Joseph Marchal, CEO
[____], 2016

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

STAR MOUNTAIN RESOURCES, INC.

Pursuant to NRS 78.403 under Nevada General Corporation Law (Title 7, Chapter 78 of the Nevada Revised Statutes), STAR MOUNTAIN RESOURCES, INC., a Nevada corporation (the “Corporation”) hereby amends and restates its Articles of Incorporation as follows:

ARTICLE I - NAME

The name of the corporation is STAR MOUNTAIN RESOURCES, INC. (the “Corporation”).

ARTICLE II - PURPOSE

The Corporation is organized for the purpose of engaging in any business, trade or activity which may be lawfully conducted or permitted by a corporation organized under Nevada General Corporation Law, Chapter 78 of the Nevada Revised Statutes (“NRS”). The Corporation also shall have the authority to engage in any and all such activities as are incidental or conducive to the attainment of the purpose or purposes of this Corporation.

ARTICLE III - DURATION

The duration of the Corporation’s existence shall be perpetual.

ARTICLE IV - CAPITAL STOCK

SECTION 1. Authorized Capital Stock. The aggregate number of shares which the Corporation shall have the authority to issue is 450,000,000 shares, of which 350,000,000 shares shall be Common Stock, par value $.001 per share (the “Common Stock”), 10,000,000 shares shall be Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), 40,000,000 shares shall be Class B Common Stock, par value $0.001 per share (the “Class B Common Stock”) and 50,000,000 shares shall be Preferred Stock, par value $.001 per share (the “Preferred Stock”).

SECTION 2. Common Stock. The powers, preferences, and rights and the qualifications, limitations, and restrictions of the Common Stock, the Class A Common Stock and the Class B Common Stock are as follows:

(a) Voting Rights. Except as otherwise required by the NRS or as provided by or pursuant to the provisions of this Amended and Restated Articles of Incorporation:

(i) Each holder of Common Stock shall be entitled to one (1) vote for each share of Common Stock held of record by such holder. The holders of shares of Common Stock shall not have cumulative voting rights.

(ii) Each holder of Class A Common Stock shall be entitled to ten (10) votes for each share of Class A Common Stock held of record by such holder. The holders of shares of Class A Common Stock shall not have cumulative voting rights.

(iii) The holders of Common Stock and Class A Common Stock shall vote together as a single class on all matters on which stockholders are generally entitled to vote.

(iv) The holders of Common Stock and Class A Common Stock shall each be entitled to vote separately as a class only with respect to amendments to this Amended and Restated Articles of Incorporation that increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

(v) The holders of Class B Common Stock shall not be entitled to vote on any matter, except that the holders of Class B Common Stock shall be entitled to vote separately as a class with respect to amendments to this Amended and Restated Articles of Incorporation that increase or decrease the aggregate number of authorized shares of such class, increase or decrease the par value of the shares of such class, or alter or change the powers, preferences, or special rights of the shares of such class so as to affect them adversely.

(b) Dividends. Subject to any other provisions of this Amended and Restated Articles of Incorporation, as it may be amended from time to time, holders of shares of Common Stock, Class A Common Stock and Class B Common Stock shall be entitled to receive ratably, in proportion to the number of shares held by them, such dividends and other distributions in cash, stock, or property of the Corporation when, as, and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

(c) Liquidation, Dissolution, etc. In the event of any liquidation, dissolution, or winding up (either voluntary or involuntary) of the Corporation, after payments to creditors of the Corporation that may at the time be outstanding and subject to the rights of any holders of Preferred Stock that may then be outstanding, the holders of shares of Common Stock, Class A Common Stock and Class B Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution, ratably in proportion to the number of shares held by them.

(d) No Preemptive or Subscription Rights. No holder of shares of Common Stock, Class A Common Stock or Class B Common Stock shall be entitled to preemptive or subscription rights.

SECTION 3. Preferred Stock. The Board of Directors is authorized at any time, and from time to time, to provide the for the issuance of shares of Preferred Stock in one or more series, and to determine the designations, preferences, limitations and relative or other rights of the Preferred Stock or any series thereof. For each series, the Board of directors shall determine, by resolution or resolutions adopted prior to the issuance of any shares thereof, the designations, preferences, limitations and relative or other rights thereof, including but not limited to the following relative rights and preferences, as to which there may be variations among different series:

(a) The rate and manner of payment of dividends, if any;

(b) Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(c) The amount payable upon shares in the event of liquidation, dissolution or other winding-up of the Corporation;

(d) Sinking fund provisions, if any, for the redemption or purchase of shares;

(e) The terms and conditions, if any, on which shares may be converted or exchanged;

(f) Voting rights, if any; and

(g) Any other rights and preferences of such shares, to the full extent now or hereafter permitted by the laws of the State of Nevada.

The Board of Directors shall have the authority to determine the number of shares that will comprise each series.

Prior to the issuance of any shares of a series, but after adoption by the Board of Directors of the resolution establishing such series, the appropriate officers of the Corporation shall file such documents with the State of Nevada as may be required by law.

SECTION 4. Rights, Preferences and Restrictions of Designated Series B Preferred Stock and Series C Preferred Stock. (Note: Section references within this SECTION 4 of Article IV are to other sections within SECTION 4 of Article IV regarding Series B Preferred and Series C Preferred)

Section 1. Definitions. For the purposes hereof, the following terms shall have the following meanings only as to SECTION 4 of Article IV regarding Series B Preferred and Series C Preferred:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Arizona Courts” shall have the meaning set forth in Section 7(d).

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Corporation’s common stock, par value $0.001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Date” shall have the meaning set forth in Section 5(a).

“Conversion Rate” shall have the meaning set forth in Section 5(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series B Preferred or Series C Preferred in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” shall have the meaning given such term in Section 2.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Series B Preferred or Series C Preferred in dividend rights or liquidation preference.

“Liquidation” shall have the meaning set forth in Section 4.

“Notice of Conversion” shall have the meaning set forth in Section 5(a).

“Original Issue Date” means the date of the first issuance of any shares of the Series B Preferred or Series C Preferred, as applicable, regardless of the number of transfers of any particular shares of Series B Preferred or Series C Preferred and regardless of the number of certificates which may be issued to evidence such Series B Preferred or Series C Preferred.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Series B Preferred” shall have the meaning set forth in Section 2.

“Series C Preferred” shall have the meaning set forth in Section 2.

“Securities” means the Series B Preferred, Series C Preferred and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Senior Securities” means the shares of capital stock designated as Series A Preferred Stock and up to $30,000,000 of principal amount of debt that may be issued by the Corporation to finance its working capital requirements.

“Share Delivery Date” shall have the meaning set forth in Section 5.

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Trading Day” means a day on which the New York Stock Exchange is open for business.

“Transfer Agent” means a transfer agent to be appointed by the Corporation and any successor transfer agent of the Corporation.

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Series B Preferred or Series C Preferred in accordance with the terms of these Amended and Restated Articles of Incorporation.

Section 2. Designation, Amount and Par Value. The Preferred Stock authorized by these Amended and Restated Articles of Incorporation shall be divided into series as provided herein. The first series of preferred stock shall be designated as its Series B Preferred Stock (the “Series B Preferred”) and the number of shares so designated shall be up to 100,000 (which shall not be subject to increase without the written consent of all of the holders of the Series B Preferred (each, a “Series B Holder” and collectively, the “Series B Holders”). Each share of Series B Preferred shall have a par value of $0.001 per share. The second series of preferred stock shall be designated as its Series C Preferred Stock (the “Series C Preferred”) and the number of shares so designated shall be up to 5,000,000 (which shall not be subject to increase without the written consent of all of the holders of the Series C Preferred (each, a “Series C Holder” and collectively, the “Series C Holders”; and together with Series B Holders, collectively, “Holders”). Each share of Series C Preferred shall have a par value of $0.001 per share and a stated value equal to $0.50 per share (the “Stated Value”).

Section 3. Voting Rights. Except as otherwise provided herein or as otherwise required by law, holders of Series B Preferred and Series C Preferred shall be entitled to 100 votes and 10 votes, respectively, per share on matters submitted to a vote of the stockholders of the Corporation. Also, as long as any shares of Series B Preferred or Series C Preferred are outstanding, the Corporation shall not, without the affirmative vote of all of the Holders of the then outstanding shares of the Series B Preferred or Series C Preferred, respectively, alter or change adversely the powers, preferences or rights given to the Series B Preferred or Series C Preferred or alter or amend these Amended and Restated Articles of Incorporation.

Section 4. Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the par value of the Series B Preferred or Series C Preferred and any other fees or liquidated damages then due and owing thereon under these Amended and Restated Articles of Incorporation, for each share of Series B Preferred or C Preferred after any distribution or payment made to Senior Securities and before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Section 5. Conversion and Redemption.

a) Conversions at Option of Holder. Each share of Series B Preferred or Series C Preferred shall be convertible, at any time after six (6) months after the date of issuance, and from time to time from and thereafter at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 5(d) with respect to Series B Preferred) determined by multiplying the number of shares of Series B Preferred or Series C Preferred by the applicable Conversion Rate. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Series B Preferred or Series C Preferred to be converted, the number of shares of Series B Preferred or Series C Preferred owned prior to the conversion at issue, the number of shares of Series B Preferred or Series C Preferred owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. No ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Series B Preferred or Series C Preferred, a Holder shall not be required to surrender the certificate(s) representing the shares of Series B Preferred or Series C Preferred to the Corporation unless all of the shares of Series B Preferred or Series C Preferred represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Series B Preferred or Series C Preferred promptly following the Conversion Date at issue. Shares of Series B Preferred or Series C Preferred converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b) Conversion Rate. The conversion price for the Series B Preferred shall equal 100 subject to adjustment herein (the “Series B Conversion Rate”). The conversion rate for the Series C Preferred shall equal to one-half (½) share of common stock per one (1) share of Series C Preferred Stock, subject to adjustment herein (the “Series A Conversion Rate”). The Series B Conversion Rate and Series A Conversion Rate are each sometimes referred to herein as “Conversion Rate.”

c) Mechanics of Conversion

i. Delivery of Conversion Shares Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder the number of Conversion Shares being acquired upon the conversion of the Series B Preferred or Series C Preferred which, on or after the earlier of (i) the twelve month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions. If the Common Stock is listed or quoted for public trading, the Corporation shall deliver the Conversion Shares required to be delivered by the Corporation under this Section 5 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii. Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Series B Preferred or Series C Preferred certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Conversion Shares issued to such Holder pursuant to the rescinded Conversion Notice.

iii. Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Series B Preferred or Series C Preferred in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Series B Preferred or Series C Preferred, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Series B Preferred or Series C Preferred of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the par value of the Series B Preferred or Series C Preferred which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion.

iv. Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series B Preferred or Series C Preferred, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Series B Preferred or Series C Preferred), not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments and restrictions of Section 6) upon the conversion of the then outstanding shares of Series B Preferred or Series C Preferred. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

v. Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Series B Preferred or Series C Preferred. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Rate or round up to the next whole share.

vi. Transfer Taxes and Expenses. The issuance of Conversion Shares on conversion of this Series B Preferred or Series C Preferred shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such Conversion Shares, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such Conversion Shares upon conversion in a name other than that of the Holders of such shares of Series B Preferred or Series C Preferred and the Corporation shall not be required to issue or deliver such Conversion Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The Corporation shall pay all Transfer Agent fees required for same-day processing of any Notice of Conversion and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Conversion Shares.

d) Beneficial Ownership Limitation. The Corporation shall not affect any conversion of the Series B Preferred, and a Holder shall not have the right to convert any portion of the Series B Preferred, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series B Preferred with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Indebtedness held by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Series B Preferred) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 5(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 5(d) applies, the determination of whether the Series B Preferred is convertible (in relation to other securities owned by such Holder together with any Affiliates) and what amounts are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the Series B Preferred may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how much of the Series B Preferred is convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 5(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Corporation’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two business days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Series B Preferred, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of the Series B Preferred held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 5(d) applicable to its Series B Preferred shares provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Series B Preferred held by the Holder and the provisions of this Section 5(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 5(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of the Series B Preferred.

e) Call for Redemption by Corporation. Commencing at any time after the Original Issue Date, the Corporation shall have the right, upon 10 days’ notice to the Holder (the “Redemption Notice”), to redeem all of the then outstanding Series C Preferred at a price equal to the Stated Value (the “Redemption Price”), on the date set forth in the Redemption Notice, but in no event earlier than 30 days following the date of the receipt by the Holder of the Redemption Notice (the “Redemption Date”). The Holder may convert this Series C Preferred into Common Stock at the Conversion Rate at any time prior to the Redemption Date. Any portion of this Series C Preferred not exercised by 5:30 p.m. (Pacific time) on the Redemption Date shall no longer be exercisable and shall be returned to the Corporation (and, if not so returned, shall automatically be deemed canceled), and the Corporation, upon its receipt of the unexercised portion of this Series C Preferred, shall issue therefore in full and complete satisfaction of its obligations under such remaining portion of this Series C Preferred to the Holder an amount equal to the number of shares of Common Stock then issuable hereunder multiplied by the Redemption Price. The Redemption Price shall be mailed to such Holder at its address of record, and the Series C Preferred shall be canceled.

Section 6. Certain Adjustments.

a) Stock Dividends and Stock Splits. If the Corporation, at any time while this Series B Preferred or Series C Preferred is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on shares of Common Stock or any other Common Stock Equivalents (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of this Series B Preferred or Series C Preferred), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Rate shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 6(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 6, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

c) Notice to the Holders.

i. Adjustment to Conversion Rate. Whenever the Conversion Rate is adjusted pursuant to any provision of this Section 6, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of this Series B Preferred or Series C Preferred, and shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.

d) Piggyback Registration Rights. The Holders of Series C Preferred shall have the registration rights as set forth in Exhibit A.

Section 7. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Donna Moore, or such other address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 7. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, to pay liquidated damages, as applicable, on the shares of Series B Preferred or Series C Preferred at the time, place, and rate, and in the coin or currency, herein prescribed.

c) Lost or Mutilated Series B Preferred or Series C Preferred Certificate. If a Holder’s Series B Preferred or Series C Preferred certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series B Preferred or Series C Preferred, respectively, so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Corporation.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any Holder (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Maricopa County, Arizona (the “Arizona Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Arizona Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the rights of the Holders), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Arizona Courts, or such Arizona Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e) Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f) Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i) Status of Converted or Redeemed Series B Preferred or Series C Preferred. If any shares of Series B Preferred or Series C Preferred shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series B Preferred or Series C Preferred, respectively.

ARTICLE V - NO PREEMPTIVE RIGHTS

No preemptive rights to acquire additional securities issued by the Corporation shall exist with respect to shares of stock or securities convertible into shares of stock of the Corporation, except to the extent otherwise provided by contract.

ARTICLE VI - NO CUMULATIVE VOTING

At each election for directors, every stockholder entitled to vote at such election has the right to vote in person or by proxy the number of shares held by such stockholder for as many persons as there are directors to be elected. No cumulative voting for directors, however, shall be permitted.

ARTICLE VII - BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed under the direction of a Board of Directors which shall consist of not less than one person. The manner of election and qualifications shall be provided in the Bylaws of the Corporation. The exact number of directors shall be fixed from time to time by the Board of Directors pursuant to resolution adopted by a majority of the full Board of Directors.

ARTICLE VIII - BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the stockholders to adopt, alter, amend or repeal the Bylaws.

ARTICLE IX - LIMITATION OF DIRECTORS’ LIABILITY

A director shall have no liability to the Corporation or its stockholders for monetary damages for conduct as a director, except for acts or omissions that involve intentional misconduct by the director, or a knowing violation of law by the director, or for conduct violating NRS 78.138(7), or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. If Nevada General Corporation Law is hereafter amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director shall be eliminated or limited to the full extent permitted by Nevada General Corporation Law as so amended. Any repeal or modification of this Article shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification for or with respect to an act or omission of such director occurring prior to such repeal or modification.

ARTICLE X - INDEMNIFICATION

Section 1. Right to Indemnification. Each person (including here and hereinafter, the heirs, executors, administrators or estate of such person) (1) who is or was a director or officer of the Corporation or who is or was serving at the request of the Corporation in the position of a director, officer, trustee, partner, agent or employee of another corporation, partnership, joint venture, trust or other enterprise, or (2) who is or was an agent or employee (other than an officer) of the Corporation and as to whom the Corporation has agreed to grant such indemnity, shall be indemnified by the Corporation as of right to the fullest extent permitted or authorized by current or future legislation or by current or future judicial or administrative decision (but, in the case of any future legislation or decision, only to the extent that it permits the Corporation to provide broader indemnification rights than permitted prior to the legislation or decision), against all fines, liabilities, settlements, costs and expenses, including attorneys’ fees, asserted against him or incurred by him in his capacity as such director, officer, trustee, partner, agent or employee, or arising out of his status as such director, officer, trustee, partner, agent or employee. The foregoing right of indemnification shall not be exclusive of other rights to which those seeking indemnification may be entitled. The Corporation may maintain insurance, at its expense, to protect itself and any such person against any such fine, liability, cost or expense, including attorney’s fees, whether or not the Corporation would have the legal power to directly indemnify him against such liability.

Section 2. Savings Clause. If this Article X or any portion of it is invalidated on any ground by a court of competent jurisdiction, the Corporation shall nevertheless indemnify each director and officer of the Corporation to the fullest extent permitted by all portions of this Article VI that has not been invalidated and to the fullest extent permitted by law.

Effective Date. The effective date of these Amended and Restated Articles of Incorporation shall be the close of business on twentieth day after the mailing of a Schedule 14C to the Corporation’s shareholders but in no event more than 90 days after the date of filing with Nevada Secretary of State.

Adoption of Amendment. The foregoing Amend and Restated Articles of Incorporation was approved by the Board of Directors of the Corporation by unanimous written consent in lieu of meeting on December 19, 2015.

The Amended and Restated Articles of Incorporation were approved by the written consent of the holders of a majority of the voting power of outstanding capital stock of the Corporation on December 19, 2015. The number of votes cast for the amendment was sufficient for approval by the holders of the outstanding capital stock of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation as of ___________, 2016.

STAR MOUNTAIN RESOURCES, INC.

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of SERIES B PREFERRED STOCK OR Series C Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock or Series C Convertible Preferred Stock indicated below into shares of common stock, par value $0.001 per share (the “Common Stock”), of Star Mountain Resources, Inc., a Nevada corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:

Number of shares of Series B Preferred or Series C Preferred owned prior to Conversion:

Number of shares of Series B Preferred or Series C Preferred to be Converted:

Number of shares of Common Stock to be Issued:

Applicable Conversion Rate:

Number of shares of Series B Preferred or Series C Preferred subsequent to Conversion:

Address for Delivery:

[HOLDER]

By:
Name:
Title:

EXHIBIT A

REGISTRATION RIGHTS

The shares of the STAR MOUNTAIN RESOURCES, INC., a Nevada corporation’s Common Stock issued upon conversion of the Series C Preferred will be deemed “Registrable Securities” subject to the provisions of this Exhibit A. All capitalized terms used but not defined in this Exhibit A shall have the meanings ascribed to such terms in the Amended and Restated Articles of Incorporation to which this Exhibit is attached.

1. Piggy-Back Registration.

1.1 Piggy-Back Rights. If at any time on or after the Original Issue Date the Corporation proposes to file any Registration Statement under the Securities Act of 1933, as amended (the “1933 Act”) (a “Registration Statement”) with respect to any offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, by the Corporation for its own account or for shareholders of the Corporation for their account (or by the Corporation and by shareholders of the Corporation), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a dividend reinvestment plan or (iii) in connection with a merger or acquisition, then the Corporation shall (x) give written notice of such proposed filing to the holders of Registrable Securities appearing on the books and records of the Corporation as such a holder as soon as practicable but in no event less than ten (10) days before the anticipated filing date of the Registration Statement, which notice shall describe the amount and type of securities to be included in such Registration Statement, the intended method(s) of distribution, and the name of the proposed managing underwriter or underwriters, if any, of the offering, and (y) offer to the holders of Registrable Securities in such notice the opportunity to register the sale of such number of Registrable Securities as such holders may request in writing within five (5) days following receipt of such notice (a “Piggy-Back Registration”). The Corporation shall cause such Registrable Securities to be included in such registration and shall cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Corporation and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All holders of Registrable Securities proposing to distribute their securities through a Piggy-Back Registration that involves an underwriter or underwriters shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such Piggy-Back Registration.

1.2 Withdrawal. Any holder of Registrable Securities may elect to withdraw such holder’s request for inclusion of Registrable Securities in any Piggy-Back Registration by giving written notice to the Corporation of such request to withdraw prior to the effectiveness of the Registration Statement. The Corporation (whether on its own determination or as the result of a withdrawal by persons making a demand pursuant to written contractual obligations) may withdraw a Registration Statement at any time prior to the effectiveness of such Registration Statement. Notwithstanding any such withdrawal, the Corporation shall pay all expenses incurred by the holders of Registrable Securities in connection with such Piggy-Back Registration as provided in Section 1.5 below.

1.3 The Corporation shall notify the holders of Registrable Securities at any time when a prospectus relating to such holder’s Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of such holder, the Corporation shall also prepare, file and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The holders of Registrable Securities shall not offer or sell any Registrable Securities covered by the Registration Statement after receipt of such notification until the receipt of such supplement or amendment.

1.4 The Corporation may request a holder of Registrable Securities to furnish the Corporation such information with respect to such holder and such holder’s proposed distribution of the Registrable Securities pursuant to the Registration Statement as the Corporation may from time to time reasonably request in writing or as shall be required by law or by the SEC in connection therewith, and such holders shall furnish the Corporation with such information.

1.5 All fees and expenses incident to the performance of or compliance with this Exhibit A by the Corporation shall be borne by the Corporation whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses of the Corporation’s counsel and independent registered public accountants) (A) with respect to filings made with the SEC, (B) with respect to filings required to be made with any trading market on which the Common Stock is then listed for trading, (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Corporation in writing (including, without limitation, fees and disbursements of counsel for the Corporation in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (D) with respect to any filing that may be required to be made by any broker through which a holder of Registrable Securities intends to make sales of Registrable Securities with the FINRA, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Corporation, (v) 1933 Act liability insurance, if the Corporation so desires such insurance, and (vi) fees and expenses of all other persons or entities retained by the Corporation in connection with the consummation of the transactions contemplated by this Exhibit B. In addition, the Corporation shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Corporation be responsible for any broker or similar commissions of any holder of Registrable Securities.

1.6 The Corporation and its successors and assigns shall indemnify and hold harmless the Buyer, each holder of Registrable Securities, the officers, directors, members, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each individual or entity who controls the Buyer or any such holder of Registrable Securities (within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other individuals or entities with a functionally equivalent role of a person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling individual or entity (each, an “Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any related prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any such prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Corporation of the 1933 Act, the 1934 Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Exhibit A, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based upon information regarding the Buyer or such holder of Registrable Securities furnished to the Corporation by such party for use therein. The Corporation shall notify the Buyer and each holder of Registrable Securities promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Exhibit A of which the Corporation is aware.

1.7 If the indemnification under Section 1.6 is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then the Corporation shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Corporation and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of the Corporation and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, the Corporation or the Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 1.6 was available to such party in accordance with its terms. It is agreed that it would not be just and equitable if contribution pursuant to this Section 1.7 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 1.7, any holder of Registrable Securities shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such party from the sale of all of their Registrable Securities pursuant to such Registration Statement or related prospectus exceeds the amount of any damages that such party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

EXHIBIT B

AMENDED AND RESTATED

BY-LAWS

OF

STAR MOUNTAIN RESOURCES, INC.

(a Nevada corporation)

aRTICLE I - OFFICE.

Section 1. Registered office. The registered office of Star Mountain Resources, Inc. (the “Corporation”) in the State of Nevada shall be located at such place as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

Section 2. Other Offices. The Corporation may also have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by applicable law, at such other place or places, either within or without the State of Nevada, as the Board may from time to time determine or the business of the Corporation may require.

aRTICLE II – MEETINGS OF STOCKHOLDERS.

Section 1. Annual Meeting. The annual meeting of the stockholders of the Corporation (the “Stockholders”) shall be held at such date and time as may be fixed by resolution of the Board.

Section 2. Special Meeting.

(a) Subject to the rights of the holders of any series of preferred stock of the Corporation (the “Preferred Stock”) with respect to special meetings of the holders thereof, special meetings of Stockholders may be called at any time only by: (i) the Board, (ii) the Chairman of the Board (the “Chairman”), (iii) the Chief Executive Officer, (iv) the President or (v) Stockholders following receipt by the Secretary of the Corporation (the “Secretary”) of a written request for a special meeting in proper form (a “Special Meeting Request”) from the record holders of shares of common stock of the Corporation representing at least 15% of the outstanding common stock of the Corporation if such Special Meeting Request complies with the requirements set forth in this Section 2. The Board shall determine whether all such requirements have been satisfied and such determination shall be binding on the Corporation and the Stockholders; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. If a Special Meeting Request complies with this Section 2, the Board shall determine the date and time of a special meeting requested in such Special Meeting Request; provided, however, that: (i) the date of such special meeting shall not be later than 120 days following receipt of the Special Meeting Request and (ii) the Board may (in lieu of calling the special meeting requested in such Special Meeting Request) present an identical or substantially similar item (a “Similar Item”, and the nomination of directors for election shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors) for Stockholder approval at any other meeting of Stockholders that is held not more than 120 calendar days after the date the Secretary receives such Special Meeting Request.

(b) For a Special Meeting Request to comply with this Section 2, such Special Meeting Request must be delivered to the Secretary at the principal executive offices of the Corporation in proper written form. In order to be in proper written form, such Special Meeting Request must include all the information and/or documents, as applicable, required pursuant to Section 7(a)(iii) of this Article II.

(c) A Special Meeting Request shall not be valid if: (i) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law, (ii) a Similar Item was presented at any meeting of Stockholders held within 120 days prior to receipt by the Corporation of such Special Meeting Request, (iii) a Similar Item is included in the Corporation’s notice as an item of business to be brought before a meeting of Stockholders that has been called but not yet held or (iv) the Special Meeting Request is received by the Corporation during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of that year’s annual meeting of Stockholders.

(d) The Stockholders who submitted a Special Meeting Request may revoke a Special Meeting Request by written revocation delivered to the Secretary at any time prior to the special meeting; provided, however, that the Board shall have the discretion to determine whether or not to proceed with the special meeting. Notwithstanding the foregoing provisions of this Section 2, and except as otherwise required by applicable law, if all of the Stockholders who submitted the Special Meeting Request for a special meeting of Stockholders do not appear or send a representative to present and vote for the nominations or business submitted by the Stockholders for consideration at such special meeting, then the Corporation need not present such nominations or business for a vote at such meeting notwithstanding that proxies in respect of such nomination or business may have been received by the Corporation.

Section 3. Place of Meeting. The Board may designate the place of meeting for any meeting of Stockholders. If no designation is made by the Board, the place of meeting shall be the principal executive offices of the Corporation. The Board may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the Nevada Revised Statutes (as amended from time to time, the “NRS”) (or any successor provision thereto).

Section 4. Notice of Meeting. Except as otherwise provided by applicable law, notice stating: (i) the place of the meeting, if any, (ii) the date and time of the meeting, (iii) the means of remote communications, if any, by which Stockholders and proxyholders may be deemed to be present in person and vote at the meeting, (iv) the record date for determining the Stockholders entitled to vote at the meeting, if such date is different from the record date for determining Stockholders entitled to notice of the meeting and (v) in the case of special meetings, the purpose or purposes for which such special meeting is called, shall be prepared and sent by the Corporation not less than 10 days nor more than 60 days before the date of the meeting to each Stockholder of record entitled to vote at such meeting. Such further notice shall be given as may be required by applicable law.

Section 5. Quorum, Adjournment and Postponement.

(a) Except as otherwise provided by applicable law, the Articles of Incorporation of the Corporation (as amended from time to time, the “Articles”) or these By-laws, the holders of one-third (33 1/3%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally on the business properly brought before the meeting in accordance with these By-laws (collectively, the “Voting Stock”), represented in person or by proxy, shall constitute a quorum at a meeting of Stockholders; provided, however, that if specified business is to be voted on by a class of the Corporation’s capital stock or a series of the Corporation’s capital stock voting as a class, the holders of one-third (33 1/3%) of the voting power of the shares of such class or series, represented in person or by proxy, shall constitute a quorum for the transaction of such specified business. The Stockholders present at a duly organized meeting may continue to transact any business for which a quorum existed at the commencement of such meeting until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

(b) The Chairman or the holders of one-third (33 1/3%) of the voting power of the outstanding shares of Voting Stock represented at a duly-convened meeting of Stockholders may adjourn the meeting from time to time, whether or not there is such a quorum (or, in the case of specified business to be voted on by a class or series, the Chairman or the holders of one-third (33 1/3%) of the voting power of the outstanding shares of such class or series so represented may adjourn the meeting with respect to such specified business). No notice of the place, date, means of communication and/or voting, record date or time of an adjourned meeting need be given except as otherwise required by applicable law.

(c) Any previously-scheduled meeting of Stockholders may be postponed, and any previously-scheduled special meeting of Stockholders may be canceled, by the Board upon public notice given prior to the time previously scheduled for such meeting of Stockholders.

Section 6. Proxies. At all meetings of Stockholders, a Stockholder may vote by proxy as may be permitted by applicable law; provided, however, that no proxy shall be voted after three years from its date, unless the proxy provides for a longer period. Any proxy to be used at a meeting of Stockholders must be delivered to the Secretary of the Corporation (the “Secretary”) or his or her representative at the principal executive offices of the Corporation at or before the time of the meeting.

2

Section 7. Notice of Stockholder Business and Nominations; Order of Business.

(a) Annual Meetings of Stockholders.

(i) Nominations of persons for election to the Board and the proposal of business to be considered by Stockholders may be made at an annual meeting of Stockholders: (A) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 4 of this Article II; (B) by or at the direction of the Chairman or (C) by any Stockholder who is entitled to vote at the meeting on the election of directors or such business (as applicable) who complies with the notice procedures set forth in Sections 7(a)(ii), 7(a)(iii) and 7(a)(iv) and who is a Stockholder of record at the time such notice is delivered to the Secretary. Except as otherwise required by applicable law, the foregoing clause (C) shall be the exclusive means for a Stockholder to make nominations or propose business at an annual meeting of Stockholders.

(ii) For nominations or other business to be properly brought before an annual meeting of Stockholders by a Stockholder pursuant to Section 7(a)(i)(C), (A) the Stockholder must give timely notice thereof in proper written form to the Secretary and (B) in the case of business other than nominations, such other business must otherwise be a proper matter for Stockholder action. To be timely, a Stockholder’s notice must be delivered to the Secretary at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 90 days, from such anniversary date, or if no annual meeting was held in the preceding year, notice by a Stockholder to be timely must be so delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which the Public Announcement of the date of such meeting is first made by the Corporation. In no event shall the Public Announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a Stockholder’s notice as described in this Section 7(a)(ii).

(iii) In order to be in proper written form, such Stockholder’s notice must include the following information and/or documents, as applicable: (A) the name and address of the Stockholder giving the notice, as they appear on the Corporation’s books, and of the beneficial owner of stock of the Corporation, if any, on whose behalf such nomination or proposal of other business is made (such beneficial owner, the “Beneficial Owner”); (B) representations that, as of the date of delivery of such notice, such Stockholder is a holder of record of stock of the Corporation and is entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to propose and vote for such nomination and any such other business; (C) as to each person whom the Stockholder proposes to nominate for election or re-election as a director (a “Stockholder Nominee”): (1) all information relating to such Stockholder Nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (as amended from time to time, the “Exchange Act”) or any successor provision thereto, including such Stockholder Nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and to being named in the Corporation’s proxy statement and form of proxy if the Corporation so determines, (2) a statement whether such Stockholder Nominee, if elected, intends to tender, promptly following such Stockholder Nominee’s election or re-election, an irrevocable offer of resignation effective upon such Stockholder Nominee’s failure to receive the required vote for re-election at the next meeting at which such Stockholder Nominee would face re-election and upon acceptance of such resignation by the Board in accordance with the Corporation’s Board Practice on Director Elections and (3) such other information as may be reasonably requested by the Corporation; (D) as to any other business that the Stockholder proposes to bring before the meeting: (1) a brief description of such business, (2) the text of the proposal (including the text of any resolutions proposed for consideration and, if such business includes a proposal to amend these By-laws, the text of the proposed amendment) and (3) the reasons for conducting such business at the meeting; and (E) in all cases: (1) the name of each individual, firm, corporation, limited liability company, partnership, trust or other entity (including any successor thereto, a “Person”) with whom the Stockholder, any Beneficial Owner, any Stockholder Nominee and the respective affiliates and associates (as defined under Regulation 12B under the Exchange Act or any successor provision thereto) of such Stockholder, Beneficial Owner and/or Stockholder Nominee (each of the foregoing, including, for the avoidance of doubt, the Stockholder, Beneficial Owner and/or Stockholder Nominee, a “Stockholder Group Member”) either is acting in concert with respect to the Corporation or has any agreement, arrangement or understanding (whether written or oral) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy given to such Person in response to a public proxy solicitation made generally by such Person to all holders of common stock of the Corporation) or disposing of any capital stock of the Corporation or to cooperate in obtaining, changing or influencing the control of the Corporation (except independent financial, legal and other advisors acting in the ordinary course of their respective businesses) (each Person described in this clause (1), including each Stockholder Group Member, a “Covered Person”), and a description, and, if in writing, a copy, of each such agreement, arrangement or understanding, (2) a list of the class, series and number of shares of capital stock of the Corporation that are beneficially owned or owned of record by each Covered Person, together with documentary evidence of such record or beneficial ownership, (3) a list of all derivative securities (as defined in Rule 16a-1 under the Exchange Act or any successor provision thereto) and other derivatives or similar arrangements to which any Covered Person is a counterparty and relating to any shares of capital stock of the Corporation, a description of all economic terms of all such derivative securities and other derivatives or similar arrangements and copies of all agreements and other documents relating to each of such derivative securities and other derivatives or similar arrangements, (4) a list of all transactions by any Covered Person involving any shares of capital stock of the Corporation or any derivative securities (as defined under Rule 16a-1 under the Exchange Act or any successor provision thereto) or other derivatives or similar arrangements related to any shares of capital stock of the Corporation entered into or consummated within 60 days prior to the date of such notice, (5) details of all other material interests of each Covered Person in such nomination or proposal or shares of capital stock of the Corporation (including any rights to dividends or performance-related fees based on any increase or decrease in the value of such shares of capital stock) and (6) a representation as to whether any Covered Person intends or is part of a group which intends to deliver a proxy statement and/or form of proxy to, in the case of a nomination or nominations, at least the percentage of the Corporation’s outstanding capital stock reasonably believed by the Covered Person to be sufficient to elect the nominee or nominees proposed to be nominated by the Stockholder and, in the case of a proposal, holders of at least the percentage of the Corporation’s outstanding capital stock required to elect any Stockholder Nominee or approve such proposal (such representation, the “Solicitation Representation”). A notice delivered by or on behalf of any Stockholder under this Section 7(a) shall be deemed to be not in compliance with this Section 7(a) and not be effective if: (x) such notice does not include all of the information, documents and representations required under this Section 7(a), (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event or (z) any Covered Person does not act in accordance with the representation set forth in the Solicitation Representation; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties.

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(iv) Notwithstanding the second sentence of Section 7(a)(ii), in the event that the number of directors to be elected to the Board is increased effective at the next annual meeting and there is no Public Announcement specifying the size of the increased Board made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a Stockholder’s notice required by this Section 7(a) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such Public Announcement is first made by the Corporation and such notice otherwise complies with the requirements of this Section 7(a).

(b) Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of Stockholders as shall have been brought before the meeting: (i) pursuant to the Corporation’s notice of meeting delivered pursuant to Section 4 of this Article II or (ii) by or at the direction of the Chairman. Except as set forth in this Section 7 or otherwise required by applicable law, Stockholders shall have no right to bring business at a special meeting of the Stockholders. At a special meeting of Stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting, nominations of persons for election to the Board may be made: (A) by or at the direction of the Board or (B) by any Stockholder who is entitled to vote at the meeting on the election of directors, who complies with the notice procedures set forth in this Section 7(b) and who is a Stockholder of record at the time such notice is delivered to the Secretary. In the event the Corporation calls a special meeting of Stockholders for the purpose of electing directors to the Board, any Stockholder may nominate such number of persons for election to such position(s) as are specified in the Corporation’s notice of meeting, if the Stockholder’s notice, containing all the information, documents and representations required under Section 7(a)(iii) is delivered to the Secretary at the principal executive offices of the Corporation not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting and the 10th day following the day on which Public Announcement of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting is first made by the Corporation. Except as otherwise required by applicable law, the foregoing clause (B) shall be the exclusive means for stockholders to make nominations at special meetings of stockholders. A notice delivered by or on behalf of any Stockholder under this Section 7(b) shall be deemed to be not in compliance with this Section 7(b) and not be effective if: (x) such notice does not include all of the information, documents and representations required under this Section 7(b), (y) after delivery of such notice, any information or document required to be included in such notice changes or is amended, modified or supplemented, as applicable, prior to the date of the relevant meeting and such information and/or document is not delivered to the Corporation by way of a further written notice as promptly as practicable following the event causing such change in information or amendment, modification or supplement, as applicable, and in any case where such event occurs within 45 days of the date of the relevant meeting, within five business days after such event or (z) any Covered Person does not act in accordance with the representation set forth in the Solicitation Representation; provided, however, that the Board shall have the authority to waive any such non-compliance if the Board determines that such action is appropriate in the exercise of its fiduciary duties. In no event shall the Public Announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a Stockholder’s notice as described above.

(c) General.

(i) Except as otherwise provided by applicable law, only persons who are nominated in accordance with the procedures and other requirements set forth in Section 7(a) or 7(b) of this Article II, as applicable, shall be eligible to be elected or re-elected as directors at a meeting of Stockholders, and only such business shall be conducted at a meeting of Stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. The Board may adopt by resolution such rules and regulations for the conduct of meetings of Stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board or these By-laws, the Chairman shall have the right and authority to convene the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of the Chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board or prescribed by the Chairman, may include the following: (A) the establishment of an agenda or order of business for the meeting; (B) rules and procedures for maintaining order at the meeting and the safety of those present; (C) limitations on attendance at or participation in the meeting to Stockholders of record of the Corporation, their duly authorized proxies and such other persons as the Board or the Chairman shall determine; (D) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (E) limitations on the time allotted to questions or comments by participants. Except as otherwise provided by applicable law, the Articles or these By-laws, the Board or the Chairman shall, if the facts warrant, determine that any business (including a nomination for election as a director) was not properly brought before the meeting (including whether such business proposed to be brought before the meeting was made in accordance with the procedures and other requirements set forth in these By-laws (including this Section 7)) and if the Board or the Chairman should so determine, shall so declare to the meeting, and any such business not properly brought before the meeting shall not be transacted or considered. Notwithstanding the foregoing provisions of this Section 7, except as otherwise required by applicable law, if the Stockholder (or a qualified representative of the Stockholder) does not appear in person at the annual or special meeting of Stockholders to present and vote for a nomination or proposed business previously put forward by or on behalf of such Stockholder, then such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such nomination or business may have been received by the Corporation.

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(ii) For purposes of these By-laws, “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act or any document delivered to all Stockholders (including any quarterly income statement).

(iii) Notwithstanding the foregoing provisions of this Section 7, a Stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 7.

Section 8. Procedure for Voting.

(a) Except as otherwise required by applicable law, the Articles, these By-laws or any applicable rule of a national securities exchange, all matters submitted to Stockholders at any meeting shall be decided by the affirmative vote of a majority of the voting power of the shares of capital stock of the Corporation present in person or represented by proxy at the meeting and voting thereon, and where a separate vote by class is required, a majority of the voting power of the shares of that class present in person or represented by proxy at the meeting and voting thereon.

(b) The vote on any matter, including the election of directors, need not be by written ballot. Any written ballot shall be signed by the Stockholder voting, or by such Stockholder’s proxy, and shall state the number of shares voted.

Section 9. Inspectors of Elections; Opening and Closing the Polls.

(a) To the extent required by applicable law, the Board by resolution or the Chairman shall appoint one or more inspectors, which inspector or inspectors may not be directors, officers or employees of the Corporation, to act at the meeting and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by the NRS.

(b) The Chairman shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at the meeting.

Section 10. Consent of Stockholders in Lieu of Meeting.

(a) Except as otherwise provided in the Articles of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of the stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Nevada, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.

(b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in the paragraph (a), above. An electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for the purposes of this Section 10 to the extent permitted by law. Any such consent shall be delivered in accordance with the NRS. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing or electronic transmission and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date of such meeting had been the date that written consents signed by a sufficient number of stockholders or members to take the action were delivered to the Corporation as provided by law.

(c) Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

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aRTICLE III – BOARD OF DIRECTORS.

Section 1. General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as otherwise provided by applicable law or by the Articles. If any such provision is made in the Articles, the powers and duties imposed upon the Board by applicable law shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles.

Section 2. Number, Qualification and Election.

(a) Except as may be fixed pursuant to Article 3 of the Articles relating to the rights of the holders of any series of Preferred Stock, the number of the directors of the Corporation shall be fixed from time to time by the Board. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. The term “Whole Board” shall mean the total number of authorized directors, whether or not there exist any vacancies or unfilled previously authorized directorships.

(b) Each director, other than those who may be elected by the holders of shares of any class or series of Preferred Stock, shall be elected by the Stockholders entitled to vote thereon at each annual meeting of the Stockholders, and shall hold office until the next annual meeting of the Stockholders and until each of their successors shall have been duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal from office.

(c) Each director shall be at least 21 years of age. Except as otherwise provided by a duly adopted resolution by the Board, directors need not be Stockholders of the Corporation.

(d) In any uncontested election of directors, each person receiving a majority of the votes cast shall be deemed elected. For purposes of this paragraph, a ‘majority of the votes cast’ shall mean that the number of votes cast ‘for’ a director must exceed the number of votes cast ‘against’ that director (with ‘abstentions’ and ‘broker non-votes’ not counted as a vote cast with respect to that director). In any contested election of directors, the persons receiving a plurality of the votes cast, up to the number of directors to be elected in such election, shall be deemed elected. The Board may establish policies and procedures regarding the nomination, election and resignation of directors, which policies and procedures may: (i) include a condition to nomination by the Board for election or re-election as a director that an individual agree to tender, if elected or re-elected, an irrevocable offer of resignation conditioned on: (A) failing to receive the required vote for re-election at the next meeting at which such person would face re-election and (B) acceptance of the resignation by the Board, (ii) require: (A) the Corporation’s nominating and governance committee (the “Nominating and Governance Committee”) to make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken and (B) the Board to act on the Nominating and Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days, to the extent practicable, from the date of the certification of the election results. A “contested election” is one in which: (i) the Secretary receives a notice that a Stockholder has nominated a person for election to the Board in compliance with the advance notice requirements for Stockholder nominees for director set forth in Section 7 of Article II and (ii) such nomination has not been withdrawn by such Stockholder on or before the 10th day before the Corporation first mails its notice of meeting for such meeting to the Stockholders. An “uncontested election” is any election other than a contested election.

Section 3. Notification of Nominations. Subject to the rights of the holders of any series of Preferred Stock, nominations for the election of directors may be made by: (i) the Board or (ii) any Stockholder entitled to vote on the election of directors; provided, however, such Stockholder nomination is made in accordance with Article II.

Section 4. Quorum and Manner of Acting. Except as otherwise provided by applicable law, the Articles or these By-laws,: (i) a majority of the Whole Board shall constitute a quorum for the transaction of business at any meeting of the Board and (ii) the vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board. The Chairman may adjourn the meeting to another time and place whether or not a quorum is present. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

Section 5. Place of Meeting. The Board may hold its meetings at such place or places within or without the State of Nevada as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 6. Special Meetings. Special meetings of the Board shall be held whenever called by the Chairman, the Chief Executive Officer, the President or a majority of the Whole Board.

Section 7. Notice of Meetings. Notice of regular meetings of the Board or of any adjourned meeting thereof need not be given. Notice of each special meeting of the Board shall be given by overnight delivery service or mailed to each director, in either case addressed to such director at such director’s residence or usual place of business, at least two days before the day on which the meeting is to be held or shall be sent to such director by telecopy, facsimile, e-mail or be given personally or by telephone, not later than the day before the meeting is to be held, but notice need not be given to any director who, either before or after the meeting, submits a signed waiver of such notice or who attends such meeting without protesting, prior to or at its commencement, the lack of notice to such director. Every such notice shall state the time and place but need not state the purpose of the meeting.

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Section 8. Rules and Regulations. The Board may adopt such rules and regulations not inconsistent with applicable law, the Articles or these By-laws for the conduct of its meetings and management of the affairs of the Corporation as the Board may deem proper.

Section 9. Participation in Meeting by Means of Communications Equipment. Any one or more members of the Board or any committee thereof may participate in any meeting of the Board or of any such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other or as otherwise permitted by applicable law, and such participation in a meeting shall constitute presence in person at such meeting.

Section 10. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board or any committee thereof may be taken without a meeting if all of the members of the Board or of any such committee, as the case may be, consent thereto in writing, by electronic transmission or transmissions, or as otherwise permitted by applicable law and, if required by applicable law, the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 11. Resignations. Any director of the Corporation may resign at any time by giving written notice (including by electronic transmission) to the Board, the Chairman, the Chief Executive Officer, the President or the Secretary. Such resignation shall take effect at the time specified therein or, if the time is not specified therein, upon receipt thereof; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

Section 12. Vacancies and Removals. Subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board resulting from death, resignation, disqualification or removal from office shall only be filled by the Board, and not by the Stockholders, by the affirmative vote of a majority of the remaining directors then in office or by a sole remaining director, even though less than a quorum of the Board, and newly created directorships resulting from any increase in the number of directors shall only be filled by the Board in the manner described above. Any director elected in accordance with the preceding sentence of this Section 12 shall hold office until the next annual meeting of Stockholders and until such director’s successor shall have been elected and qualified.

At a meeting of stockholders called expressly for the purpose of removing one or more members of the Board, including the entire Board, may be removed with or without cause (unless the Articles permits removal for cause only) by the holders of the shares entitled to elect the director or directors whose removal is sought if the number of votes cast to remove the Director exceeds the number of votes cast not to remove the director.

Section 13. Compensation. Unless otherwise restricted by the Articles, the Board shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

Section 14. Establishment of Committees of the Board. The Board may from time to time by resolution create committees of directors with such functions, duties and powers as the Board shall by resolution prescribe, including, without limitation, a nominating and governance committee, an audit committee and a compensation committee. A majority of all the members of any such committee may determine its actions and rules or procedures, and fix the time, place and manner of its meetings, unless these By-laws or the Board shall otherwise provide. The Board may, from time to time, establish, eliminate and modify the power and authority of any of the Board’s committees, change the size of a committee and add, remove or replace the chair or members of any committee.

aRTICLE IV – OFFICERS.

Section 1. Number; Term of Office; Salary. The officers of the Corporation shall be elected by the Board and may consist of: a Chairman, a Chief Executive Officer, a President, a Chief Financial Officer, one or more Vice Presidents (including Assistant, Executive and Senior Vice Presidents), a Treasurer, a Secretary and such other officers or agents with such titles and such duties as the Board may from time to time determine, each to have such authority, functions and duties as provided in these By-laws or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person’s successor shall have been chosen and qualified, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. One person may hold the offices and perform the duties of any two or more of said officers. The Board may require any officer or agent to give security for the faithful performance of such person’s duties.

Section 2. Removal. Any officer may be removed, either with or without cause, by the Board at any meeting thereof called for such purpose or, except in the case of the Chief Executive Officer, by any superior officer upon whom such power may be conferred by the Board.

Section 3. Resignation. Any officer may resign at any time by giving notice to the Board, the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

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Section 4. Chairman of the Board. The Chairman may be an officer of the Corporation, subject to the control of the Board, and shall report directly to the Board. The Chairman shall have supervisory responsibility over officers operating and discharging their responsibilities as shall be determined by the Board. The Chairman shall preside over Board meetings and shall perform all such other duties which are commonly incident to the capacity of Chairman or which are delegated to him or her by the Board. The Chairman shall have the power to sign all stock certificates.

Section 5. Chief Executive Officer. The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject to control of the Board, and shall report directly to the Board. The Chief Executive Officer shall, if present and in the absence of the Chairman, preside at meetings of Stockholders.

Section 6. President. The President shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board. The President shall have the power to sign all stock certificates.

Section 7. Chief Financial Officer. The Chief Financial Officer shall perform all the powers and duties of the office of the chief financial officer and in general have overall supervision of the financial operations of the Corporation. The Chief Financial Officer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the Chief Executive Officer or as the Board may from time to time determine.

Section 8. Vice-Presidents. Any Vice-President shall have such powers and duties as shall be prescribed by his superior officer or the Board.

Section 9. Treasurer. The Treasurer shall supervise and be responsible for all the funds and securities of the Corporation, the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation, borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party, the disbursement of funds of the Corporation and the investment of its funds and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall have the power to sign all stock certificates.

Section 10. Secretary. It shall be the duty of the Secretary to act as secretary at all meetings of the Board, of the committees of the Board and of the Stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose, the Secretary shall see that all notices required to be given by the Corporation are duly given and served, the Secretary shall be custodian of the seal of the Corporation and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws, the Secretary shall have charge of the books, records and papers of the Corporation and shall see that the reports, statements and other documents required by applicable law to be kept and filed are properly kept and filed and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall have the power to sign all stock certificates.

Section 11. Assistant Treasurers and Assistant Secretaries. Any Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Board, by the Treasurer or Secretary, respectively, or by the Chief Executive Officer.

Section 12. Additional Matters. The Chief Executive Officer, the President and the Chief Financial Officer of the Corporation shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer, Assistant Controller or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the officer making such designation. The persons upon whom such titles are conferred shall not be deemed officers of the Corporation unless elected by the Board.

aRTICLE V – CAPITAL STOCK.

Section 1. Certificates for Shares; Direct Registration.

(a) The shares of capital stock of the Corporation may be represented by certificates or, if provided by a resolution of the Board, may be uncertificated shares that may be evidenced by a book-entry system (including, without limitation, a direct registration system) maintained by the registrar of such capital stock, or a combination of both. To the extent that shares of capital stock are represented by certificates, such certificates, whenever authorized by the Board, shall be in such form as shall be approved by the Board. The certificates representing shares of capital stock of each class shall be signed by, or in the name of the Corporation by, the Chief Executive Officer, President, or a Vice-President, and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary. Any or all such signatures may be facsimiles if countersigned by a transfer agent or registrar. Although any officer, transfer agent or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still such at the date of its issue.

(b) The stock ledger and blank share certificates shall be kept by the Secretary or by a transfer agent or by a registrar or by any other officer or agent designated by the Board.

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Section 2. Transfer of Shares. Transfers of shares of capital stock of each class of the Corporation shall be made only on the books of the Corporation upon authorization by the registered holder thereof, or by such holder’s attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary or a transfer agent for such stock, if any, and if such shares are represented by a certificate, upon surrender of the certificate or certificates for such shares properly endorsed or accompanied by a duly executed stock transfer power (or by proper evidence of succession, assignment or authority to transfer) and the payment of any taxes thereon; provided, however, that the Corporation shall be entitled to recognize and enforce any lawful restriction on transfer. The person in whose name shares are registered on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation.

Except to the extent that the corporation has obtained an opinion of counsel acceptable to the corporation that transfer restrictions are not required under applicable securities laws, or has otherwise satisfied itself that such transfer restrictions are not required, all certificates representing shares of the corporation shall bear a legend on the face of the certificate, or on the reverse of the certificate if a reference to the legend is contained on the face, which reads substantially as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS, AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

Section 3. Registered Stockholders and Addresses of Stockholders.

(a) The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law.

(b) Each Stockholder shall designate to the Secretary or transfer agent of the Corporation an address at which notices of meetings and all other corporate notices may be given to such person, and, if any Stockholder fails to designate such address, corporate notices may be given to such person by mail directed to such person at such person’s post office address, if any, as the same appears on the stock record books of the Corporation or at such person’s last known post office address or as otherwise provided by applicable law.

Section 4. Lost, Stolen, Destroyed and Mutilated Certificates. The holder of any certificate representing any shares of capital stock of the Corporation shall notify the Corporation of any loss, theft, destruction or mutilation of such certificate. The Corporation may issue to such holder a new certificate or certificates for shares, upon the surrender of the mutilated certificate or, in the case of loss, theft or destruction of the certificate, upon satisfactory proof of such loss, theft or destruction. The Board, or a committee designated thereby, or the transfer agents and registrars for the capital stock, may, in their discretion, require the owner of the lost, stolen or destroyed certificate, or such person’s legal representative, to give the Corporation an indemnity or a bond in such sum and with such surety or sureties as they may direct to indemnify the Corporation and said transfer agents and registrars against any claim that may be made on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 5. Regulations. The Board may make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificated or uncertificated shares of capital stock of each class of the Corporation and may make such rules and take such action as it may deem expedient concerning the issue of certificates in replacement of certificates claimed to have been lost, stolen, destroyed or mutilated.

Section 6. Fixing Date for Determination of Stockholders of Record. In order that the Corporation may determine the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment or any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may, except as otherwise provided by applicable law, fix, in advance, a record date or record dates, as applicable. A determination of Stockholders of record entitled to notice of or to vote at a meeting of Stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date or record dates.

Section 7. Transfer Agents and Registrars. The Board may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

aRTICLE VI – INDEMNIFICATION.

Section 1. Indemnification in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 3 and Section 10 of this Article VI, the Corporation shall, to the fullest extent permitted by the NRS and applicable Nevada law as in effect at any time, indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly-owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, whether the basis of such proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea or nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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Section 2. Indemnification in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 and Section 10 of this Article VI, the Corporation shall indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly-owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, and whether the basis of such action, suit or proceeding is alleged action in an official capacity or in any other capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Courts in the State of Nevada or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court in the State of Nevada or such other court shall deem proper.

Section 3. Authorization of Indemnification. Any indemnification or defense under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination,: (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the Stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding set forth in Section 1 or 2 of this Article VI or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

Section 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on good faith reliance on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term “another enterprise” as used in this Section 4 shall mean any other corporation or any partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise of which such person was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI, as the case may be.

Section 5. Expenses Payable in Advance. Expenses, including attorney’s fees, incurred by a current or former director or officer in defending any action, suit or proceeding described in Section 1 or Section 2 of this Article VI shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI.

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Section 6. Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by or granted pursuant to this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles, any agreement, vote of Stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VI shall be made to the fullest extent permitted by applicable law. The provisions of this Article VI shall not be deemed to preclude the indemnification of, or advancement of expenses to, any person who is not specified in Section 1 or 2 of this Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the NRS or otherwise.

Section 7. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or a direct or indirect wholly-owned subsidiary of the Corporation, or was or is serving at the request of the Corporation, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify, hold harmless or defend such person against such liability under the provisions of this Article VI.

Section 8. Certain Definitions. For purposes of this Article VI, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents so that any person who was or is a director, officer, employee or agent of such constituent corporation, or was or is serving at the request of such constituent corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VI, references to “fines” shall include any excise taxes assessed on a person with respect of any employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VI.

Section 9. Survival of Indemnification and Advancement of Expenses. The indemnification, defense and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10. Limitation on Indemnification. Notwithstanding anything contained in this Article VI to the contrary, except for proceedings to enforce rights to indemnification and defense under this Article VI (which shall be governed by Section 11(b) of this Article VI), the Corporation shall not be obligated under this Article VI to indemnify, hold harmless or defend any director, officer, employee or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized by the Board.

Section 11. Contract Rights.

(a) The obligations of the Corporation under this Article VI to indemnify, hold harmless and defend a person who was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly-owned subsidiary of the Corporation, including the duty to advance expenses, shall be considered a contract between the Corporation and such person, and no modification or repeal of any provision of this Article VI shall affect, to the detriment of such person, such obligations of the Corporation in connection with a claim based on any act or failure to act occurring before such modification or repeal.

(b) If a claim under Section 1, Section 2 or Section 5 of this Article VI is not paid in full by the Corporation within 90 days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 45 days, the person making such claim may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by applicable law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, such person shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by such person to enforce a right to indemnification hereunder (but not in a suit brought by such person to enforce a right to an advancement of expenses) it shall be a defense, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that such person has not met any applicable standard for indemnification set forth in the NRS. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its Stockholders) to have made a determination prior to the commencement of such suit that indemnification of such person is proper in the circumstances because such person has met the applicable standard of conduct set forth in the NRS, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel or its Stockholders) that such person has not met such applicable standard of conduct, shall create a presumption that such person has not met the applicable standard of conduct or, in the case of such a suit brought by such person, be a defense to such suit.

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aRTICLE VII – MISCELLANEOUS.

Section 1. Seal. The Board shall provide a suitable corporate seal, which shall bear, but not be limited to, the full name of the Corporation and shall be in the charge of the Secretary. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced. If and when so directed by the Board or a duly authorized committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 2. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution by the Board and if not so fixed by the Board the fiscal year shall be the calendar year.

Section 3. Waiver of Notice. Whenever any notice whatsoever is required to be given by these By-laws, by the Articles or by applicable law, the person entitled thereto may, either before or after the meeting or other matter in respect of which such notice is to be given, waive such notice in writing or as otherwise permitted by applicable law, which shall be filed with or entered upon the records of the meeting or the records kept with respect to such other matter, as the case may be, and in such event such notice need not be given to such person and such waiver shall be deemed equivalent to such notice.

Section 4. Amendments. Unless a higher percentage is required by the Articles, these By-laws may be altered, amended or repealed, in whole or in part, or new by-laws may be adopted by: (i) the affirmative vote of the holders of not less than a majority of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled generally to vote on the election of the directors of the Corporation, voting together as a single class, or (ii) by a majority of the Whole Board.

Section 5. Subject to Law and Articles of Incorporation. All powers, duties and responsibilities provided for in these By-laws, whether or not explicitly so qualified, are qualified by the provisions of the Articles and applicable law.

Section 6. Facsimile Signatures. In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these By-laws, facsimile signatures of any officer or officers of the Corporation may be used at any time unless otherwise restricted by the Board or a committee thereof.

Section 7. Time Periods. In applying any provision of these By-laws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 8. Electronic Transmission. For purposes of these By-laws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 9. Books and Records. The corporation shall:(1) Keep as permanent records minutes of all meetings of its stockholders and the Board, a record of all actions taken by the stockholders or the Board without a meeting, and a record of all actions taken by a committee of the Board exercising the authority of the Board on behalf of the corporation; (2) Maintain appropriate accounting records; (3) Maintain a record of its stockholders, in a form that permits preparation of a list of the names and addresses of all stockholders, in alphabetical order by class of shares showing the number and class of shares held by each; provided, however, such record may be maintained by an agent of the corporation; (4) Maintain its records in written form or in another form capable of conversion into written form within a reasonable time; and (5) Keep a copy of the following records at its principal office: (a) the Articles of Incorporation and all amendments thereto as currently in effect; (b) these Bylaws and all amendments thereto as currently in effect; (c) the minutes of all meetings of stockholders and records of all action taken by stockholders; (d) without a meeting, for the past three years; (e) the corporation’s financial statements for the past three years; (f) all written communications to stockholders generally within the past three years; (g) a list of the names and business addresses of the current Directors and officers; and (h) the most recent annual report delivered to the Nevada Secretary of State.

Section 10. Forum Selection; Attorneys Fees. Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) an action asserting a claim arising pursuant to any provision of the NRS, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Nevada, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

If any action is brought by any party against another party, relating to or arising out of these Bylaws, or the enforcement hereof, the prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, costs and expenses incurred in connection with the prosecution or defense of such action. For purposes of these Bylaws, the term “attorneys’ fees” or “attorneys’ fees and costs” shall mean the fees and expenses of counsel to the Corporation and any other parties asserting a claim as set forth in the initial paragraph of this section, which may include printing, photocopying, duplicating and other expenses, air freight charges, and fees billed for law clerks, paralegals and other persons not admitted to the bar but performing services under the supervision of an attorney, and the costs and fees incurred in connection with the enforcement or collection any judgment obtained in any such proceeding. The provisions of this Section shall survive the entry of any judgment, and shall not merge, or be deemed to have merged, into any judgment.

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